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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-04750

Fenimore Asset Management Trust
(Exact name of registrant as specified in charter)

384 North Grand Street, P.O. Box 399 Cobleskill, New York	12043
(Address of principal executive offices)	(Zip code)

Thomas O. Putnam

Fenimore Asset Management Trust 384 North Grand Street, P.O. Box 399 Cobleskill, New York, 12043
(Name and address of agent for service)

Registrant's telephone number, including area code:	1-800-453-4392

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

FAM FUNDS

In-depth research. Insightful investing.

**ANNUAL REPORT** | *December 31, 2017*

**Value Fund**
*Investor Share Class and Institutional Share Class*

**Equity-Income Fund**
*Investor Share Class*

**Small Cap Fund**
*Investor Share Class and Institutional Share Class*

Table of Contents

Chairman’s Commentary	1
FAM Value Fund
Letter to Shareholders	4
Performance Summary	10
Portfolio Data	12
Schedule of Investments	13
FAM Equity-Income Fund
Letter to Shareholders	17
Performance Summary	23
Portfolio Data	25
Schedule of Investments	26
FAM Small Cap Fund
Letter to Shareholders	29
Performance Summary	35
Portfolio Data	37
Schedule of Investments	38
Statements of Assets and Liabilities	41
Statements of Operations	42
Statements of Changes in Net Assets	43
Notes to Financial Statements	46
Report of Independent Registered Public Accounting Firm	63
Board Consideration of the Continuation of the Investment Advisory Agreements for the Funds	65
Information About Trustees and Officers	70
Expense Data	73
Supplemental Information	75

FAM Funds has adopted a Code of Ethics that applies to its principal executive and principal financial officers. You may obtain a copy of this Code without charge, by calling FAM Funds at (800) 932-3271.

Chairman’s Commentary

December 31, 2017

Dear Fellow Shareholder,

An end-of-the-year article in The Wall Street Journal aptly described 2017 in the capital markets as “the year pretty much everything went up.” In the immortal words of Ol’ Blue Eyes “it was a very good year” for holders of most financial assets. Many things combined to make it so, including global economic growth, strong corporate earnings, low interest rates, and government reforms. These dynamics made it a very good year for FAM Funds’ holdings as well; most of the companies we are invested in increased in value from the beginning of the year to the end — some significantly. In fact, we believe that most are positioned to potentially become more valuable in the year(s) ahead.

Despite the steady march upward in stock prices, we were able to discover 15 new, quality companies trading at what we determined to be attractive prices. This class of 2017 includes everything from a mortgage processor and a leading confectionery business, to a trucking operation and a discount retailer. Conversely, we exited 13 positions: some were mistakes, some had gotten too expensive so we took profits, and some we swapped for what we estimated to be higher-quality enterprises. We believe these and other portfolio activities have materially improved the risk-adjusted expected return of our funds.

U.S. Equity Markets

U.S. equity markets — and many global equity markets — had a tremendous year. The S&P 500, an index representing the largest businesses by market capitalization, returned 21.83% for the year. The Russell 2000, an index which represents small-cap stocks, returned 14.65%.

Large technology companies certainly played a key role in strong markets. Three of the four “FANG” stocks (Facebook, Amazon, Netflix, and Google) returned more than 50%. Apple, the largest corporation by market cap, returned 48.3%. However, it was a rather uniform rally with all but two of the 11 market sectors finishing the year in the green. One factor that persisted through the year, and was generally a headwind to our funds’ results, was the outperformance of securities deemed “growth” stocks over those deemed “value.”

Within this context, we were very pleased with results in the FAM Value Fund and FAM Equity-Income Fund, but strive for better results than we achieved in the FAM Small Cap Fund (please read the detailed fund letters that follow). As you will read in the Small Cap Fund letter, one reason for our underperformance is that we did not own the speculative, often money-losing businesses that drove small-cap indices this year (e.g., biotech firms and cryptocurrency). Our goal is to never speculate with your money, even if it means a period of relative underperformance. That said, we feel good about the Small Cap Fund’s holdings and how it is positioned for the long term.

Chairman’s Commentary

U.S. & Global Economies

Global economic growth helped drive stock markets. The U.S. economy grew nicely during the year and strengthened as 2017 progressed. Real Gross Domestic Product, the broadest measure of our economy, grew 2.3% (year-over-year) in the third quarter of 2017 versus 1.5% the year earlier. Unemployment was at a multi-year low, hundreds of thousands of jobs were added each month, and job openings were at record highs. Inflation remained tame even though the Federal Reserve and many other Central Banks are 10+ years into an accommodative monetary policy.

The good news was not limited to America. For the first time in a decade, the economies of all 45 developed nations, tracked by the Organization for Economic Cooperation and Development, are growing. All of these factors created an environment in which U.S. corporate profits (as measured by the S&P 500) were expected to grow nearly 10% and this helped push major stock indices to new highs.

Interest Rates

Despite the fact that the Federal Reserve raised the federal funds target rate three times, the yield on the 10-Year Treasury actually ended 2017 slightly lower than it began, falling from 2.45% to 2.41%. There is typically an inverse relationship between mid- to long-term interest rates and stock prices. While the 10-year yield did not decrease much, the fact that it did not increase given continued “easy money” and a strengthening economy was itself a boost to stock prices.

Tax Reform

The passage of the Tax Cuts and Jobs Act on December 20 also lifted stock prices. We have received many questions from shareholders on the tax bill and its implications, too many to be addressed in this forum. The bottom line is that while the Act is far from perfect, in the short to intermediate term it should be stimulative to the economy and supportive of equity valuations.

Outlook

Our orientation to capital preservation makes us ever-vigilant of potential risks. Despite the constant stream of alarming (and often alarmist) geopolitical and macroeconomic headlines, we do not see indications of a major disruption in the U.S. economy in 2018. In fact, we feel there is a good possibility that growth could continue. We see firsthand how our holdings’ management teams are positioning themselves to grow the value of their enterprises in a multitude of scenarios.

That said, we are carefully monitoring things such as inflationary trends. Generally, while a bit of inflation is good for an economy, too much too fast is bad for consumers, interest rates, corporate earnings, and asset valuations. We feel our funds are well positioned should that occur. We purposely do not have much exposure to sectors that typically do poorly in a rising rate environment (e.g., real estate, master limited partnerships, and utilities). Most

Chairman’s Commentary

of the underlying businesses in the portfolios have little debt so higher interest rates should not materially diminish pre-tax earnings. Additionally, many of our financial holdings may actually benefit from higher interest rates.

It would be hard to close the book on 2017 without making mention of Bitcoin, or cryptocurrencies in general. The rise in Bitcoin may have displaced the tulip craze that swept Holland in the late 1600s as the biggest speculative bubble of all time. We have received some questions about the investment merits of Bitcoin. Like many others, we are studying cryptocurrencies — and their enabling technology, blockchain — carefully for future impacts. However, we are not considering the currencies or entities linked to them as potential investments at this point because we cannot value them (we would argue that nobody can). “Investment” without a sense of underlying value is speculation.

While corporate earnings grew in 2017, valuation multiples grew from “fair” to “fairly-rich.” Consequently, we are finding more holdings to sell or trim than new businesses to invest in or positions to increase. Cash levels may remain elevated until our opportunity set improves (which may or may not be associated with a market correction). Nevertheless, you can rest assured that we are following our time-tested process while turning over more rocks, traveling more, making more calls, and investing more resources to find potential investments for the funds — both patience and diligence are in ample supply here.

As always, we welcome the opportunity to meet or speak with you at any time to discuss your individual plan. Please visit us in Cobleskill or Albany, or call 800-932-3271. Thank you for all the trust and confidence you place in us.

Thomas O. Putnam, Chairman

Research Team

Andrew F. Boord
John D. Fox, CFA
Kevin D. Gioia,CFA
Paul C. Hogan, CFA
William W. Preston, CFA
Drew P. Wilson, CFA

FAM Value Fund

December 31, 2017

Dear Fellow Value Fund Shareholder,

One year ago, the consensus for stock returns was for mid-single-digit returns driven by earnings growth. Proving once again that no one can predict the market in the short term, stocks surprised most investors with returns in excess of 20% for the major U.S. index. Interest rates also surprised most observers. Long-term interest rates stayed about where they have been the last few years despite many forecasts of a considerable rise. Short-term rates have moved up providing some return for those investors with cash. In all, it was a great year to be an investor with stocks, bonds, and cash all providing a positive return. The other significant market moving event was a new tax code for both corporations and individuals. The most important change was reducing the U.S.A. corporate tax rate from 35% to 21%.

Performance Details

At December 31, 2017, the net asset value of the Investor Shares of the FAM Value Fund was $73.52. This represents an increase of 17.00% from the beginning of the year. For comparison, the S&P 500 Index increased 21.83% and Russell Midcap Index increased 18.52%.

Performance*	1-Year	3-Year	5-Year	10-Year	Since Inception (1/2/87)
FAM Value Fund Investor Shares	17.00%	9.95%	14.92%	8.53%	10.66%
Russell Midcap Index	18.52%	9.58%	14.96%	9.11%	11.76%
S&P 500 Index	21.83%	11.41%	15.79%	8.50%	10.52%

*

The performance results shown are for the Investor Shares of the Fund. The Fund also offers Institutional Shares, which commenced operations on January 3, 2017, and therefore have a limited performance history. Because of differences in the level of fees paid by the Investor Shares and the Institutional Shares, performance results for each share class will differ.

Best Performers

The best performer for 2017, on a dollar-weighted basis, was IDEX Corporation with a gain of more than $23.34 million. IDEX is an industrial operation with headquarters near Chicago, IL. IDEX is an acronym for Innovation, Diversity, and Excellence. The company is a leader in products that move fluids, such as pumps, and fire and safety equipment. IDEX’s most recognizable product is from their safety division — the rescue tool the Jaws of Life. Management’s strategy is to focus on product lines where the customers need a high degree of customization which allows for higher prices and good profit margins. Financial goals are

FAM Value Fund

focused on double-digit earnings growth, generating cash flow, and earning high returns on invested capital. We have owned the stock for more than 20 years and consider IDEX to have one of the best management teams of our holdings.

The second-best performer was Illinois Tool Works with a gain of $15.13 million. Illinois Tool is a diversified industrial company serving a number of end markets including automobile manufacturers, food equipment, and welding equipment. Management has done an excellent job of increasing profit margins over the years using their “80/20” operating system. Under this system, management focuses on the 20% of the customers that account for 80% of the revenues. As a result, operating margins have increased from 15% five years ago to more than 22% in the latest fiscal year.

The third-best performing stock was CDW Corporation with a gain of $14.93 million. We have owned CDW twice in the last decade. We originally invested in the firm in 2004 and owned the stock until it was acquired by a private equity firm in 2007. In 2013, CDW was taken public again by the private equity owners. After the public offering, we kept our eye on the business making our first purchases in January 2014 in the mid-20s per share. At the time, CDW had a little too much debt, but we were assured that management would use the significant free cash flow to reduce debt to a reasonable level. This is exactly what happened. In addition to reducing debt, their sales and earnings have grown nicely and the stock is above $69 per share resulting in more than a double in returns in three years.

Worst Performers

The worst performer year-to-date, on a dollar-weighted basis, was MEDNAX with a loss of -$7.24 million. The company surprised the market with their first quarter earnings report in April. In that report, management was surprised by weaker than expected sales. Since they were surprised, they did not have time to take action on the cost side to offset the sales weakness. As a result, earnings declined significantly. This announcement sent the stock price lower and the price ended down 20% on the year. Since the third quarter report, there have been some bright spots. Management is implementing a cost reduction plan to save $25 million in SG&A (Selling, General, and Administrative) expenses in the upcoming year. In addition, an activist investor, Elliott Management, has taken a position in MEDNAX and we are confident they are talking to leadership about creating more shareholder value.

The second-worst performer was Interpublic Group of Companies with a loss of -$4.72 million. Interpublic is a global advertising agency with headquarters in New York City. During the year, the growth rate for the agency business began to slow. Advertising is highly consolidated with four major players. All four have reported lower than expected organic sales growth. The reasons are many including reduced spending by traditional large advertisers in the Consumer Staples sector, difficult business comparisons due to the 2016 Summer Olympics, and market share loss to digital competitors like Facebook. We believe some of these issues are temporary and that the industry can return to a higher growth rate going forward. We added to our holdings late in the year.

FAM Value Fund

The third-worst performer was Bank of the Ozarks with a dollar loss of -$3.04 million. We sold our entire position in Ozarks during the year. We first purchased Bank of the Ozarks for the Fund in early 2010 coming out of the financial crisis. At the time, Ozarks was a very well-run community bank with headquarters in Arkansas. The bank was led by a terrific executive and founder, George Gleason. Mr. Gleason did a fantastic job after the financial crisis acquiring numerous banks and taking advantage of turmoil to grow the bank at a fast rate. After paying about $7.30 a share in 2010, the stock appreciated to more than $50 last year. With this track record, you may be wondering why we sold the stock. Over the last few years, we felt the risk profile of the bank had changed. In the last few years, a good portion of the bank’s growth has come from construction lending in markets outside of their traditional geographic footprint. We became concerned that the credit results that we observed in the past may not be a good indicator of future losses given that the nature of lending had changed. Finally, during the year the executive running the construction lending department resigned suddenly. Based on this surprise news and our concerns about future credit performance, we exited the stock.

Portfolio Activity

Purchases

During the year, we purchased six new positions and made material additions to AutoZone and Interpublic Group.

The new holdings are Air Products & Chemicals, Black Knight, Dollar General, Enstar Group, Landstar Systems, and Snap-on.

Air Products & Chemicals is one of four major players in the global industrial gas industry. The industrial gas industry has very favorable characteristics. The top four companies have more than 70% of global market share. The installation of a gas plant or supply source takes significant capital and engineering investment, so customers usually do not change suppliers. The customer usually signs a long-term contract with its supplier so the business is fairly predictable. Air Products has a fantastic balance sheet with more than $3 billion in cash. We believe the current CEO, Seifi Ghasemi, should be very diligent in investing that cash in profitable projects. If he is successful in this endeavor, the earnings power and fair value of Air Products should grow considerably. After studying Mr. Ghasemi’s background and hearing him speak at numerous events, we think he may be one of the best leaders of our portfolio holdings.

Black Knight is a technology firm that is the market share leader in providing software to financial institutions for mortgage servicing. Black Knight currently has a 62% market share amongst the top 100 banks. Their financial profile is excellent with 40%+ profit margins and significant free cash flow. While the price we paid for the stock was not as low as some of our other purchases, we believe it was justified by the quality of Black Knight’s business.

FAM Value Fund

Dollar General is the leading company in a retailing category called dollar stores. The other well-known players are Dollar Tree and Family Dollar. Dollar General’s focus is having everyday items at very competitive prices. Their primary appeal is having the products you need, low prices, and a convenient shopping experience. The stores are typically a fraction of the size of a Walmart which makes for a quick and easy shopping experience. Management believes they can open several thousand more stores and add new products to the merchandising to make Dollar General a “go to” store for price, selection, and convenience.

Enstar Group, a global insurance business, is a small position in the Fund at this time.

Landstar Systems is a transportation company headquartered in Jacksonville, FL. Landstar is unique as it is a trucking firm that owns very few trucks. They contract with independent drivers who own the trucks to carry freight for their customers. The advantage of this model is the capital investment of purchasing and maintaining the trucks is paid for by the owner/driver — not Landstar. As a result, Landstar’s operation requires little capital investment which increases the amount of free cash flow available to their shareholders. For example, in the last 12 months ending September 30, 2017, Landstar generated about $150 million of cash and required capital investment back into the operation of only $14 million. The remaining cash flow can be used to pay a dividend and repurchase stock. We think this “asset lite” business model is superior to other transportation operations and should result in high returns on invested capital for shareholders

Snap-on is a manufacturer of high-quality hand tools used by professionals. The enterprise is most famous for its tools used by auto mechanics. The stock reached an all-time high in January of 2017 and then declined about 20% through the summer on concerns about a slowing growth rate in sales. We were attracted to Snap-on due to its low debt, significant free cash flow, 20% plus operating margins, and mid-teens returns on invested capital. We believe the sales slowdown is temporary and reflects the pull forward of sales last year when Snap-on sold some large ticket items.

Sales

During 2017, we completed full-sales of Bank of the Ozarks (discussed above), DSW, and Keysight Technologies. We also had a handful of trims which were not significant relative to the size of the Fund.

We sold the entire position in DSW at a loss ending our foray in trying to find opportunity in an inexpensive retailer. DSW is a discount retailer of shoes, boots, and accessories. It is a national business with a location in our largest local shopping mall here in Upstate New York. DSW has an excellent track record of growth and a fortress balance sheet with several hundred million dollars in cash and zero debt. While we thought we bought the stock at a low multiple of earnings, the earnings did not develop as expected. The combination of lower earnings and all the problems faced by the physical retail model convinced us to move on rather than wait for a recovery.

FAM Value Fund

Late in the year, we sold our entire position in Keysight Technologies. Keysight was spun out of Agilent Technologies, which itself was spun out of Hewlett Packard (HP). Keysight manufactures electronic testing equipment and can be thought of as the original product of the old HP. We like spinoffs because they are usually ignored by many investors and can have complicated financial statements as the companies are new to the public markets. In addition, managements are usually incentivized to “run their own ship” after being part of a larger operation. All of this was true at Keysight, especially the complicated financial statements. We do not mind doing our homework and rolled up our sleeves to understand the business. We assumed that, as time passed, the financial statements would become clearer. We were wrong. In fact, they became more difficult. In addition, we had growing concerns about Keysight’s ability to grow and their competitive positioning in the Test and Measurement Industry. We also questioned the firm’s capital allocation, particularly after a $1.6 billion acquisition in early 2017 that has underperformed expectations so far. After Keysight reported their results for the year ending October, 2017, we felt we could not value the company accurately and sold all of our shares.

Outlook

For the near term, the economic outlook seems positive. The U.S. economy is eight years into a recovery that began in 2009 and economic growth appeared to have picked up in the second half of 2017. Other indicators are positive with interest rates and inflation low, the number of private jobs at an all-time high, and, according to recent reports, the best Christmas sales since 2011. Additionally, the United States is getting some major fiscal stimulus through the new tax law that takes effect in 2018. While the main purpose of the bill was to reduce corporate tax rates, most of the numbers we see show a reduction in income taxes due for many individuals. This means more money in the pockets of corporations and individuals in 2018.

At the individual company level, a handful of public corporations have given their outlook for next year and most anticipate sales growing 3% to 5% over 2018. This rate of growth is a little higher than the trend of the last few years. We certainly noticed a higher rate of sales growth in third quarter earnings reports of our industrial holdings. As a result, we expect that American business could set a new record for corporate earnings in 2018.

All of this good news is certainly reflected in stock prices. Since the election in 2016, stocks have been on an upward trend discounting the potential for higher growth and lower tax rates. One measure of valuation, the trailing price-earnings ratio on the S&P 500, is at its highest level in years. It is interesting that we pointed to relatively high valuations in last year’s letter and the market still had a great year — so it can keep going.

FAM Value Fund

Our outlook for the Fund is more of the same. Despite high valuations, we found six new stocks to purchase this year. We also made a significant addition to AutoZone which had a high price of $800 and a low price below $500 before closing the year at $711. As you can see by this example, individual stock prices can vary considerably during a calendar year and present opportunity.

Our team remains on the lookout for quality businesses with a strong financial position. This includes companies with low debt, high profit margins, significant free cash flow, and high returns on invested capital. We continue to meet with the management teams of the Fund’s holdings and are looking for leaders who exhibit honesty and integrity along with the ability to allocate capital for the benefit of their shareholders. We also continue to look for good values. When we analyze a stock, our analysts make an estimate of what we think it is worth. For new purchases, we like to pay a price that is a discount to that worth. Once a stock is purchased for the portfolio, we tend to hold it for a long time — as long as the price does not become too overvalued compared to the company’s fair value. Finding compelling valuations is the most difficult part of the equation today as our team continues to conduct in-depth research.

Thank you for investing with us in the FAM Value Fund.

John D. Fox, CFA Co-Manager	Thomas O. Putnam Co-Manager	Drew P. Wilson Co-Manager

The opinions expressed herein are those of the portfolio managers as of the date of the report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

FAM Value Fund — Performance Summary (Unaudited)

Annual Total Investment Returns:

January 2, 1987 to December 31, 2017
	FAM VALUE FUND	RUSSELL MIDCAP INDEX	S&P 500 INDEX
FISCAL YEAR	TOTAL RETURN*	TOTAL RETURN	TOTAL RETURN
1987	-17.40%	0.23%	5.25%
1988	35.50%	19.80%	16.61%
1989	20.32%	26.27%	31.69%
1990	-5.36%	-11.50%	-3.11%
1991	47.63%	41.51%	30.47%
1992	25.08%	16.34%	7.60%
1993	0.21%	14.30%	10.06%
1994	6.82%	-2.09%	1.31%
1995	19.71%	34.45%	37.53%
1996	11.23%	19.00%	22.95%
1997	39.06%	29.01%	33.35%
1998	6.19%	10.09%	28.58%
1999	-4.84%	18.23%	21.04%
2000	19.21%	8.25%	-9.10%
2001	15.07%	-5.62%	-11.88%
2002	-5.33%	-16.19%	-22.09%
2003	24.98%	40.06%	28.67%
2004	16.86%	20.22%	10.88%
2005	5.56%	12.65%	4.91%
2006	8.73%	15.26%	15.79%
2007	-0.79%	5.60%	5.49%
2008	-28.68%	-41.46%	-37.00%
2009	22.18%	40.48%	26.46%
2010	17.02%	25.48%	14.76%
2011	-0.41%	-1.55%	2.11%
2012	11.39%	17.28%	16.00%
2013	32.96%	34.76%	32.44%
2014	13.41%	13.22%	13.69%
2015	-1.74%	-2.44%	1.38%
2016	15.60%	13.80%	11.96%
2017	17.00%	18.52%	21.83%

*

The performance results shown are for the Investor Shares of the Fund. The Fund also offers Institutional Shares, which commenced operations on January 3, 2017, and therefore have a limited performance history. Because of differences in the level of fees paid by the Investor Shares and the Institutional Shares, performance results for each share class will differ.

FAM Value Fund — Performance Summary (Unaudited)

The chart below depicts the change in value of a $10,000 investment in the Investor Shares of the FAM Value Fund since inception on January 2, 1987, as compared with the growth of the Russell Midcap Index, the Fund’s primary benchmark index, and the Standard & Poor’s 500 Index, an additional comparative index, during the same period. The information assumes reinvestment of dividends and capital gain distributions. The Russell Midcap Index is an unmanaged index generally representative of the market for the stocks of mid-size U.S. companies. The Standard & Poor’s 500 Index is an unmanaged index generally representative of the market for the stocks of large size U.S. companies. Investors cannot invest directly in an index.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN FAM VALUE FUND,
THE RUSSELL MIDCAP INDEX AND THE S&P 500 INDEX

This information represents past performance of the FAM Value Fund and is not indicative of future results. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Average Annual Total Returns (for periods ended December 31, 2017)

	1-Year	3-Year	5-Year	10-Year	Since Inception (1/2/87)
FAM Value Fund*	17.00%	9.95%	14.92%	8.53%	10.66%
Russell Midcap Index	18.52%	9.58%	14.96%	9.11%	11.76%
S&P 500 Index	21.83%	11.41%	15.79%	8.50%	10.52%

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*

The performance results shown are for the Investor Shares of the Fund. The Fund also offers Institutional Shares, which commenced operations on January 3, 2017, and therefore have a limited performance history. Because of differences in the level of fees paid by the Investor Shares and the Institutional Shares, performance results for each share class will differ.

FAM Value Fund — Portfolio Data (Unaudited)

December 31, 2017

TOP TEN EQUITY HOLDINGS
(% of Net Assets)
Ross Stores, Inc.	5.2%
IDEX Corporation	5.0%
Markel Corporation	4.9%
CDW Corporation	4.7%
Brown & Brown, Inc.	3.9%
Berkshire Hathaway, Inc. - Class A	3.9%
Brookfield Asset Management, Inc. - Class A	3.8%
AutoZone, Inc.	3.6%
Illinois Tool Works, Inc.	3.5%
CarMax, Inc.	3.1%

COMPOSITION OF NET ASSETS
Machinery	14.6%
Specialty Retail	11.9%
Insurance	11.8%
Money Market Funds	8.7%
Capital Markets	7.8%
Electronic Equipment, Instruments & Components	7.0%
Banks	4.0%
Diversified Financial Services	3.9%
Hotels, Restaurants & Leisure	3.0%
Oil, Gas & Consumable Fuels	3.0%
Health Care Providers & Services	2.9%
Media	2.9%
Health Care Equipment & Supplies	2.7%
Household Durables	2.2%
Life Sciences Tools & Services	2.2%
Equity Real Estate Investment Trusts (REITs)	2.1%
Semiconductors & Semiconductor Equipment	2.1%
Other	7.2%

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov; (iii) the Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Fund makes the information on Form N-Q available to shareholders, upon request, by calling FAM Funds at 1-800-932-3271.

FAM Value Fund — Schedule of Investments

December 31, 2017

	SHARES	VALUE
COMMON STOCKS — 91.6%
Air Freight & Logistics — 1.8%
Forward Air Corporation	389,233	$22,357,544

Banks — 4.0%
M&T Bank Corporation	179,000	30,607,210
South State Corporation	234,110	20,402,687
		51,009,897

Capital Markets — 7.8%
Brookfield Asset Management, Inc. - Class A	1,102,500	48,002,850
Franklin Resources, Inc.	580,000	25,131,400
T. Rowe Price Group, Inc.	239,500	25,130,735
		98,264,985

Chemicals — 1.8%
Air Products & Chemicals, Inc.	141,000	23,135,280

Diversified Financial Services — 3.9%
Berkshire Hathaway, Inc. - Class A (a)	163	48,508,800

Electronic Equipment, Instruments & Components — 7.0%
CDW Corporation	858,000	59,622,420
FLIR Systems, Inc.	624,728	29,124,819
		88,747,239

Equity Real Estate Investment Trusts (REITs) — 2.1%
Forest City Realty Trust, Inc. - Class A	1,114,341	26,855,618

Health Care Equipment & Supplies — 2.7%
Stryker Corporation	216,000	33,445,440

See Notes to Financial Statements

FAM Value Fund — Schedule of Investments continued

December 31, 2017

	SHARES	VALUE
COMMON STOCKS — 91.6% (continued)
Health Care Providers & Services — 2.9%
MEDNAX, Inc. (a)	381,400	$20,382,016
Patterson Companies, Inc.	445,000	16,077,850
		36,459,866

Hotels, Restaurants & Leisure — 3.0%
Marriott International, Inc. - Class A	128,800	17,482,024
Yum! Brands, Inc.	245,600	20,043,416
		37,525,440

Household Durables — 2.2%
Mohawk Industries, Inc. (a)	103,100	28,445,290

Insurance — 11.8%
Brown & Brown, Inc.	959,696	49,385,956
Enstar Group Ltd. (a)	8,595	1,725,446
Loews Corporation	269,700	13,493,091
Markel Corporation (a)	53,850	61,342,151
White Mountains Insurance Group Ltd.	26,897	22,896,878
		148,843,522

Internet Software & Services — 1.3%
Black Knight, Inc. (a)	356,711	15,748,791

Life Sciences Tools & Services — 2.2%
Waters Corporation (a)	145,702	28,148,169

Machinery — 14.6%
Donaldson Company, Inc.	695,400	34,039,830
Graco, Inc.	646,650	29,241,513
IDEX Corporation	476,750	62,916,697
Illinois Tool Works, Inc.	264,950	44,206,908
Snap-on, Inc.	80,000	13,944,000
		184,348,948

See Notes to Financial Statements

FAM Value Fund — Schedule of Investments continued

December 31, 2017

	SHARES	VALUE
COMMON STOCKS — 91.6% (continued)
Media — 2.9%
Interpublic Group of Companies, Inc. (The)	1,791,700	$36,120,672

Multi-Line Retail — 1.2%
Dollar General Corporation	161,000	14,974,610

Oil, Gas & Consumable Fuels — 3.0%
EOG Resources, Inc.	345,000	37,228,950

Road & Rail — 1.4%
Landstar System, Inc.	174,221	18,136,406

Semiconductors & Semiconductor Equipment — 2.1%
Microchip Technology, Inc.	295,000	25,924,600

Specialty Retail — 11.9%
AutoZone, Inc. (a)	63,700	45,314,269
CarMax, Inc. (a)	615,000	39,439,950
Ross Stores, Inc.	810,688	65,057,712
		149,811,931

Total Common Stocks (Cost $423,871,832)		$1,154,041,998

See Notes to Financial Statements

FAM Value Fund — Schedule of Investments continued

December 31, 2017

	SHARES	VALUE
MONEY MARKET FUNDS — 8.7%
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 1.17% (b) (Cost $109,407,289)	109,407,289	$109,407,289

Total Investments at Value — 100.3% (Cost $533,279,121)		$1,263,449,287

Liabilities in Excess of Other Assets — (0.3%)		(3,586,249)

Net Assets — 100.0%		$1,259,863,038

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of December 31, 2017.

See Notes to Financial Statements

FAM Equity-Income Fund

December 31, 2017

Dear FAM Equity-Income Fund Shareholder,

Highlights

●	The Fund’s holdings grew their dividends 10.25% compounded over the last five years as of December 31, 2017.

●	More than 75% of the holdings increased their dividend during 2017.

The FAM Equity-Income Fund focuses on investing in companies that pay a growing dividend over time and each holding pays a dividend. We invest in businesses that are primarily in the mid-cap spectrum as they tend to grow faster than larger capitalization corporations. Our Investment Research Team strives to generate investment returns with lower volatility and less risk than the overall market by investing in financially solid enterprises with strong balance sheets that have little or no debt. In other words, we like to purchase shares in companies that allow our investors and us to sleep well at night.

Performance Details

On an absolute basis, the Fund’s return was in line with our longer-term average; however, it did not keep pace with our benchmark, the Russell Midcap Index. Our relatively heavy weighting in the Information Technology (IT) and Industrials sectors had a positive impact on performance. On the flip side, certain holdings in the Consumer Discretionary, Financials, and Healthcare areas detracted from performance. As is often the case, the Fund generated the return listed below by taking less risk than the overall market. This typically means the Fund may lag slightly in up markets, but may decline less in down markets. In other words, over a full market cycle, investors could experience less of a rollercoaster ride than the overall market.

Performance	1-Year	3-Year	5-Year	10-Year	Since Inception 4/1/1996
FAM Equity-Income Fund	12.64%	10.78%	13.74%	8.62%	9.00%
Russell Midcap Index	18.52%	9.58%	14.96%	9.11%	10.58%
S&P 500 Index	21.83%	11.41%	15.79%	8.50%	8.79%

Best Performers

CDW Corp. was the best performer for the year, on a dollar-weighted basis, adding $3.93 million to the value of the portfolio. CDW is a provider of IT solutions for small- and medium-sized firms as well as local, state, and federal government entities. The corporation also has a particular expertise in bringing unique IT solutions to the education and healthcare markets.

FAM Equity-Income Fund

Their solutions encompass security, mobility, the cloud, data centers, and networking along with collaboration. CDW has executed exceptionally well and grown sales and earnings ahead of expectations. This growth has allowed them to pay down high-cost debt after their initial public offering a few years ago as well as buy back shares (this increases the relative ownership stake of each shareholder) and increase the dividend. For the full year 2017, earnings are expected to grow by more than 10%. We expect that 2018 could be another solid year for the CDW as the IT environment grows increasingly complex and customers reach out to them for solutions.

Stryker Corp. was the portfolio’s second-best performer with a gain of $3.14 million. This is the second consecutive year that Stryker has been one of the top three best performers in the portfolio. This diversified healthcare corporation is mainly known for their orthopedic implants such as knees and hips. Stryker also has a large hospital bed business along with stretchers and automated ambulance stretcher loading equipment. Over the last decade, Stryker has done a nice job of acquiring almost 30 companies that added to their organic growth. Stryker has been managed well and the stock has appreciated nicely as leadership continues to increase the intrinsic value.

Microchip Technology was the third-best performer adding $3.04 million. This provider of semiconductors, used in everything from touch panels to automotive infotainment systems, has been beating expectations for several quarters which propelled the stock higher throughout the year. Microchip’s management has a unique strategy of staying out of high volume applications which tend to have low margins and high obsolescence risk. Instead, they concentrate on taking market share in low volume applications. Management also acquires other semiconductor firms that have good technologies but are poorly managed and then they remove layers of cost. For the full fiscal year ending in March 2018, earnings are expected to grow more than 30% and this is on top of 50% growth the previous fiscal year. We expect that next year’s growth should normalize as the integration and cost savings measures from their previous acquisitions are fully implemented.

Worst Performers

Foot Locker was the worst performer in the portfolio for 2017, on a dollar-weighted basis, and subtracted -$3.68 million from the Fund’s value. This retailer of athletic footwear was a new holding. The company had essentially no debt and an abundance of cash on the balance sheet. We took an initial position in Foot Locker at what we thought was a reasonable valuation. We then averaged down our cost as we purchased more shares at lower and lower valuations. When the business reported earnings for the July quarter, the stock dropped more than 20% on much weaker than expected sales and a bleak outlook for the remainder of the year. The reported results were significantly worse than even our most pessimistic scenario. Management cited missing the fashion trend, as well as lack of new and exciting offerings from their suppliers, for the miss. Our experience tells us that turning around this type of issue can take a very long time. Due to these factors, we exited the position.

FAM Equity-Income Fund

DSW was the second-worst performing holding for the year, declining -$721,688 in value. DSW is a shoe retailer with more than 500 stores that sell brand name shoes to women, men, and kids. Customers are able to buy the same shoes they see at department stores at discounted prices. As we wrote in the letter last year, we did not expect this to be a long-term holding as the competitive environment favors online shopping. While DSW has built and acquired a robust online platform, we did not believe that they were at “top of mind” regarding online footwear purchases. We exited the position in March after they reported better than expected quarterly earnings and the shares rose.

Interpublic Group of Companies, a global advertising agency, was the third-worst performer in the Fund shaving -$701,764. Revenue growth weakened during the year led by consumer products companies pulling back on their advertising spending. Additionally, agencies had difficult business comparisons due to the 2016 Summer Olympics and market share loss to digital competitors such as Facebook. Longer term, we believe agencies are indispensable in creating advertising for large, consumer-facing businesses. They specialize in traditional media as well as new digital media. As more “free media” is consumed, we believe that advertising may be used as the means to pay for it. Additionally, consumers are looking for differentiated products and experiences. Advertising is one way that corporations can demonstrate their distinction. We took advantage of the weakness in the stock to add to our position.

Portfolio Activity

Purchases

During 2017, we purchased six new positions: Foot Locker, Monro Muffler Brake, SONIC Corp., Snap-on, Penske Automotive Group, and McCormick & Company.

For details on Foot Locker, please see “Worst Performers.”

Monro Muffler Brake is one of the largest automotive repair chains in the country giving it strong advantages over smaller competitors, particularly regarding the cost of tires, oil, and parts. While Monro has a long history of growth both organically and through purchasing and improving small chains, the past few years have been below trend as sales at existing stores have not grown. This is largely due to a combination of warm winters (extreme cold, potholes, and road salt are very hard on auto parts) and falling tire prices (which follow oil prices). This gave us an opportunity to buy shares at what we estimated to be a favorable valuation. We believe these are temporary issues and that Monro should get back on its growth path.

We purchased shares in SONIC Corp. which is a drive-in, quick-service restaurant chain. The restaurants are primarily franchised so revenues grow as they add restaurants to the system and as existing units grow same-store sales. As older restaurants roll over to new owners, the royalty rate to SONIC increases. Margins are very high for this model and there

FAM Equity-Income Fund

is minimal investment needed in the operation. The company has a lot of free cash flow which is used to buy back shares and increase the dividend paid to shareholders. We were able to purchase shares at an attractive price because sales and earnings were sluggish. We expect SONIC to get back on a growth track over time.

We initiated a position in Snap-on which makes tools and diagnostic equipment primarily for automobile mechanics. These products are distributed through a network of franchisees who drive their Snap-on trucks to auto repair shops on a weekly basis. These tools are known for being the best in the industry and are covered by a lifetime warranty. Shares of Snap-on sold off in 2017 due to slow growth in their tool business as well as fears that losses in their credit portfolio would increase dramatically. As is our usual practice, we dug into the issues and grew comfortable with the credit portfolio and the potential for future growth. Since our initial purchase, the share price has appreciated significantly.

We took an initial position in Penske Automotive Group. Penske is an international transportation services firm that operates automotive and commercial vehicle dealerships principally in the United States, Canada, and Western Europe. We believe this is a well-run operation with a solid track record of growth. We were able to purchase shares in the business at what we estimated to be an attractive price due to investors fearing that new auto sales are at peak levels. The enterprise also provides service and parts which are less cyclical than new vehicle sales.

We re-established a position in McCormick & Company, a previous holding, whose spices are seen in grocery stores. In addition, McCormick owns the Lawry’s and Old Bay brands of seasonings as well as Zatarain’s rice mixes and Cajun products. We sold our original position due to the stock appreciating above our estimate of intrinsic value. More recently, the intrinsic value increased and the stock price declined from its high. This provided us a good re-entry point. Not long after we purchased our position, management announced the acquisition of Reckitt Benckiser’s Food Division that includes the Frank’s RedHot and French’s brands.

Additions

Throughout the year, we made material additions to our positions in the following holdings: Air Products & Chemicals, Interpublic Group, Ingersoll-Rand, US Ecology, and Ross Stores.

Sales

During the year, we exited five positions: Foot Locker, DSW, Tupperware Brands, Mattel, and Omnicom.

As mentioned above within “Worst Performers,” we sold our position in Foot Locker.

FAM Equity-Income Fund

DSW is an off-price footwear retailer. As described within the “Worst Performers” section, we exited our position.

We sold all of our shares in Tupperware Brands after the stock rallied on better currency comparisons. The stock had underperformed for two years based on the stronger dollar relative to other currencies. The business historically bought back a lot of shares, but free cash flow was getting tighter and Tupperware no longer had excess cash to continue reducing shares.

We exited our position in the toymaker Mattel after two years of disappointing results. Management was taking action to improve results, however their efforts were not enough to offset their flawed model. Today, more toys are bought based on movie characters rather than brand. Children are more likely to see the latest Cars movie and want to buy the toy rather than buy a Barbie or Hot Wheels car. Competitor Hasbro has been successful in selling toys based on movie franchises while Mattel has stayed with the strategy of marketing their brands. Additionally, Mattel’s financial position was deteriorating over this period and a dividend cut was becoming more likely.

We sold our modest position in Omnicom because their outlook was getting weaker. We took the proceeds and put them into Interpublic Group, another advertising agency that has what we estimate to be a more favorable outlook.

Trims

We trimmed Flowers Foods and Franklin Resources because we believe future growth could be slower for these operations and near-term returns may be muted. We trimmed Xilinx twice during the year due to rising valuation as the stock appreciated.

Outlook

We continue to believe the economic backdrop is favorable for investing in equities. Interest rates are low, inflation is low, energy prices are low, employment is high, wages are beginning to rise, consumer and business confidence is high, and corporate tax rates are coming down considerably making U.S. corporations more competitive at home and abroad. On top of all these factors, there is synchronized global growth which is feeding demand. The offset to this is that company valuations are fair to high which could dampen future stock returns.

We continue to seek out investments with growth potential that generate high returns on invested capital and have strong balance sheets. This combination of attributes allows these businesses to potentially grow their dividends paid to shareholders as well as weather any future economic turbulence that may arise. We recognize that the market is trading near all-time highs and continually pay attention to downside risk as much as upside potential.

FAM Equity-Income Fund

As always, we continue to work diligently on your behalf. Thank you for investing with us in the FAM Equity-Income Fund.

Paul Hogan, CFA Co-Manager	Thomas O. Putnam Co-Manager

The opinions expressed herein are those of the portfolio managers as of the date of the report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

FAM Equity-Income Fund — Performance Summary (Unaudited)

Annual Total Investment Returns:

APRIL 1, 1996 TO DECEMBER 31, 2017
	FAM EQUITY-INCOME FUND	RUSSELL MIDCAP INDEX	S&P 500 INDEX
FISCAL YEAR	TOTAL RETURN	TOTAL RETURN	TOTAL RETURN
4/1/96-12/31/96	11.84%	12.00%	15.20%
1997	26.90%	29.01%	33.35%
1998	4.67%	10.09%	28.58%
1999	-6.98%	18.23%	21.04%
2000	17.18%	8.25%	-9.10%
2001	20.79%	-5.62%	-11.88%
2002	-2.25%	-16.19%	-22.09%
2003	20.30%	40.06%	28.67%
2004	14.04%	20.22%	10.88%
2005	5.75%	12.65%	4.91%
2006	6.57%	15.26%	15.79%
2007	-3.64%	5.60%	5.49%
2008	-29.04%	-41.46%	-37.00%
2009	21.43%	40.48%	26.46%
2010	17.47%	25.48%	14.76%
2011	6.79%	-1.55%	2.11%
2012	11.02%	17.28%	16.00%
2013	29.79%	34.76%	32.44%
2014	7.85%	13.22%	13.69%
2015	-0.73%	-2.44%	1.38%
2016	21.59%	13.80%	11.96%
2017	12.64%	18.52%	21.83%

FAM Equity-Income Fund — Performance Summary (Unaudited)

The chart below depicts the change in value of a $10,000 investment in the FAM Equity-Income Fund since inception on April 1, 1996, as compared with the growth of the Russell Midcap Index, the Fund’s primary benchmark index, and the Standard and Poor’s 500 Index, an additional comparative index, during the same period. The information assumes reinvestment of dividends and capital gain distributions. The Russell Midcap Index is an unmanaged index generally representative of the market for the stocks of mid-size U.S. companies. The Standard and Poor’s 500 Index is an unmanaged index generally representative of the market for the stocks of large size U.S. companies. Investors cannot invest directly in an index.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN FAM EQUITY-INCOME FUND,
THE RUSSELL MIDCAP INDEX AND THE S&P 500 INDEX

This information represents past performance of the FAM Equity-Income Fund and is not indicative of future results. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Average Annual Total Returns (for periods ended December 31, 2017)

	1-Year	3-Year	5-Year	10-Year	Since Inception (4/1/96)
FAM Equity-Income Fund	12.64%	10.78%	13.74%	8.62%	9.00%
Russell Midcap Index	18.52%	9.58%	14.96%	9.11%	10.58%
S&P 500 Index	21.83%	11.41%	15.79%	8.50%	8.79%

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FAM Equity-Income Fund — Portfolio Data (Unaudited)

December 31, 2017

TOP TEN EQUITY HOLDINGS
(% of Net Assets)
CDW Corporation	6.7%
Air Products & Chemicals, Inc.	6.4%
Stryker Corporation	5.9%
Arthur J. Gallagher & Company	5.2%
Ross Stores, Inc.	5.0%
Microchip Technology, Inc.	4.6%
EOG Resources, Inc.	3.7%
IDEX Corporation	3.7%
Xilinx, Inc.	3.6%
Flowers Foods, Inc.	3.4%

COMPOSITION OF NET ASSETS
Machinery	10.8%
Semiconductors & Semiconductor Equipment	10.6%
Electronic Equipment, Instruments & Components	9.0%
Specialty Retail	8.9%
Banks	6.4%
Chemicals	6.4%
Health Care Equipment & Supplies	5.9%
Insurance	5.2%
Money Market Funds	4.7%
Food Products	4.4%
Oil, Gas & Consumable Fuels	3.7%
Capital Markets	3.6%
Water Utilities	3.3%
Media	3.3%
Commercial Services & Supplies	2.6%
Professional Services	2.5%
Equity Real Estate Investment Trusts (REITs)	2.4%
Health Care Providers & Services	2.4%
Transportation Infrastructure	2.1%
Hotels, Restaurants & Leisure	2.0%
Other	(0.2%)

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov; (iii) the Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Fund makes the information on Form N-Q available to shareholders, upon request, by calling FAM Funds at 1-800-932-3271.

FAM Equity-Income Fund — Schedule of Investments

December 31, 2017

	SHARES	VALUE
COMMON STOCKS — 95.5%
Banks — 6.4%
M&T Bank Corporation	29,000	$4,958,710
South State Corporation	78,000	6,797,700
Stock Yards Bancorp, Inc.	70,664	2,664,033
		14,420,443

Capital Markets — 3.6%
Franklin Resources, Inc.	69,900	3,028,767
T. Rowe Price Group, Inc.	48,000	5,036,640
		8,065,407

Chemicals — 6.4%
Air Products & Chemicals, Inc.	87,000	14,274,960

Commercial Services & Supplies — 2.6%
US Ecology, Inc.	115,647	5,897,997

Electronic Equipment, Instruments & Components — 9.0%
CDW Corporation	217,000	15,079,330
National Instruments Corporation	122,000	5,078,860
		20,158,190

Equity Real Estate Investment Trusts (REITs) — 2.4%
Digital Realty Trust, Inc.	47,000	5,353,300

Food Products — 4.4%
Flowers Foods, Inc.	393,550	7,599,451
McCormick & Company, Inc.	22,000	2,242,020
		9,841,471

Health Care Equipment & Supplies — 5.9%
Stryker Corporation	85,500	13,238,820

Health Care Providers & Services — 2.4%
Patterson Companies, Inc.	147,000	5,311,110

See Notes to Financial Statements

FAM Equity-Income Fund — Schedule of Investments continued

December 31, 2017

	SHARES	VALUE
COMMON STOCKS — 95.5% (continued)
Hotels, Restaurants & Leisure — 2.0%
Sonic Corporation	165,000	$4,534,200

Insurance — 5.2%
Arthur J. Gallagher & Company	183,920	11,638,457
Machinery — 10.8%
Donaldson Company, Inc.	91,600	4,483,820
IDEX Corporation	62,984	8,311,998
Ingersoll-Rand plc	73,000	6,510,870
Snap-on, Inc.	28,700	5,002,410
		24,309,098

Media — 3.3%
Interpublic Group of Companies, Inc. (The)	362,000	7,297,920

Oil, Gas & Consumable Fuels — 3.7%
EOG Resources, Inc.	78,000	8,416,980

Professional Services — 2.5%
Robert Half International, Inc.	100,000	5,554,000

Semiconductors & Semiconductor Equipment — 10.6%
Microchip Technology, Inc.	117,000	10,281,960
Versum Materials, Inc.	144,000	5,450,400
Xilinx, Inc.	120,414	8,118,312
		23,850,672

Specialty Retail — 8.9%
Monro, Inc.	96,000	5,467,200
Penske Automotive Group, Inc.	70,000	3,349,500
Ross Stores, Inc.	139,686	11,209,801
		20,026,501

Transportation Infrastructure — 2.1%
Macquarie Infrastructure Company	72,000	4,622,400

See Notes to Financial Statements

FAM Equity-Income Fund — Schedule of Investments continued

December 31, 2017

	SHARES	VALUE
COMMON STOCKS — 95.5% (continued)
Water Utilities — 3.3%
Aqua America, Inc.	190,750	$7,483,123

Total Common Stocks (Cost $115,341,482)		$214,295,049

MONEY MARKET FUNDS — 4.7%
Fidelity Institutional Money Market Government Portfolio - Class I, 1.14% (a)	2,994,083	$2,994,083
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 1.17% (a)	7,608,525	7,608,525
Total Money Market Funds (Cost $10,602,608)		$10,602,608

Total Investments at Value — 100.2% (Cost $125,944,090)		$224,897,657

Liabilities in Excess of Other Assets — (0.2%)		(421,519)

Net Assets — 100.0%		$224,476,138

(a)	The rate shown is the 7-day effective yield as of December 31, 2017.

See Notes to Financial Statements

FAM Small Cap Fund

December 31, 2017

Dear Fellow Small Cap Fund Shareholder,

This past year was clearly a prosperous one. The economy continues to grow at a solid pace. The number of people working and their average wages are rising. Consumer and business confidence levels are quite high, which is leading to increased spending and investment. Despite this economic growth, inflationary pressures look modest. While the Federal Reserve has raised short-term rates, mid- to long-term interest rates remain fairly stable. Due in part to this supportive environment and good execution by the management teams of the Fund’s underlying businesses, most of our holdings grew in value during 2017.

That said, frankly our performance relative to our primary benchmark, the Russell 2000 Index, was poor. The Fund advanced 4.55% while the Russell 2000 rose 14.65%. This year was reminiscent of the late 1990s when growth stocks outperformed value stocks tremendously for a time. For example, in 2017, the Russell 2000 Growth Index rose 22.17% while the Russell 2000 Value Index was up only 7.84%. Traditional “growthy” areas such as technology and healthcare stocks led the charge. The Fund has remained underweight in these two sectors in recent years, which was a major factor in our relative underperformance. We have identified several technology and healthcare companies in which we would like to own shares, but few of them have been reasonably priced for several years.

Additionally, “speculation” has been in vogue. Some investors and speculators are increasingly willing to believe the often overly optimistic stories about how enterprises can be profitable eventually or become dramatically larger in the future. In many cases, these investors are not really worried about the underlying company’s profits. They may believe the stock price will keep rising.

We conduct thorough research and define investing as purchasing an asset that generates considerable cash flow both today and potentially long into the future. On the other hand, speculation is purchasing an asset, that does not necessarily generate any cash flow, on the hope that someone else will be willing to buy it in the future at an even higher price. This is often referred to as “The Greater Fool Theory.”1

Many of the headlines in 2017 were oriented toward speculation, with Bitcoin and its similar cryptocurrencies the obvious example. Additionally, “pump and dumps,” micro-cap stocks driven up by less than reputable managers as they hope to sell their shares to the less sophisticated, seem to be on the rise lately. Some major business television networks have shifted air time away from interviewing CEOs and toward shows featuring “traders” telling viewers what bets to make on price movements in the coming days.

[1]	Investopedia

FAM Small Cap Fund

In our own universe of smaller U.S.-listed businesses, a less flagrant form of speculation exists as well. For instance, in some cases unprofitable firms outperformed those that actually produced profits. The top 20 performing stocks in the Russell 2000 Index of smaller companies included 14 unprofitable healthcare enterprises and a retailer developing a Bitcoin/blockchain offering.2

While investing in highly profitable but often less exciting firms may be out of style today, these swings toward growth and/or speculative stocks have occurred repeatedly throughout history. These periods do not often end well for speculators. The holdings we seek to own can potentially grow larger and become more valuable over time.

Performance Details

The Investor Shares of the FAM Small Cap Fund underperformed the Fund’s benchmark, the Russell 2000 Index (a collection of smaller companies), in 2017 and over the past 3 and 5 years. However, despite the challenging recent performance, our Since Inception return of the Investor Shares slightly exceeded the Russell 2000 Index (see below).

Performance*	1-Year	3-Year	5-Year	Since Inception 3/1/2012
FAM Small Cap Fund Investor Shares	4.55%	7.82%	13.20%	13.09%
Russell 2000 Index	14.65%	9.96%	14.12%	13.03%
S&P 500 Index	21.83%	11.41%	15.79%	14.48%

*

The performance results shown are for the Investor Shares of the Fund. The Fund also offers Institutional Shares, which commenced operations on January 1, 2016, and therefore have a limited performance history. Because of differences in the level of fees paid by the Investor Shares and the Institutional Shares, performance results for each share class will differ.

Best Performers

Choice Hotels International was our best performer for 2017, on a dollar-weighted basis, adding $2.13 million to results. Choice is a franchiser of economy to midscale hotel brands such as Cambria, Comfort Inn, Quality Inn, and Sleep Inn. Earnings growth has been excellent with solid additions of new units to the system, higher revenues from existing hotels, the revitalization of the Comfort brand, and the rapid rollout of the new Cambria brand.

Boston Omaha Corporation contributed $1.62 million to returns, making it our second-largest contributor. Boston Omaha is a tiny version of what we call the “Value Investing Conglomerates.” These enterprises build a collection of wholly-owned businesses — and

[2]	FactSet

FAM Small Cap Fund

sometimes holdings in public corporations — by purchasing good companies (or stock shares) at attractive prices. You may know that we are big fans of Warren Buffett and Berkshire Hathaway. For years we wondered why so few value investors replicated his model of building a conglomerate of good businesses bought or built cheaply. Boston Omaha, whose co-CEO is actually a grandnephew of Mr. Buffett, is attempting to build an interesting corporation that today primarily includes surety insurance and billboard advertising.

Monro was the third-best performer with a gain of $1.53 million. Monro owns Monro Muffler Brake & Service and is one of the largest automotive repair chains in the country. This scale gives them significant cost advantages over smaller competitors, particularly in terms of the cost of tires, oil, and parts. They also own a variety of tirefocused service brands such as Mr. Tire, Tire Warehouse, and Tire Barn. After years of studying and waiting for a good price, we purchased shares this past summer. Shares were temporarily depressed, apparently due to fear that two warm winters in a row would weaken 2017 sales. The whole industry has reported these issues. With a long-term focus and belief that Monro could continue to grow, we were quite pleased to be a buyer of their shares. Thankfully, the stock rebounded nicely by year-end.

Worst Performers

Echo Global Logistics was our worst performer for the year, on a dollar-weighted basis, losing -$3.07 million for the Fund. Echo’s largest business line is freight brokerage. Unfortunately, Echo acquired a large competitor in 2015 and added what was supposed to be a modest amount of debt. When the operation slowed down and the merger integration proved difficult, this debt began to loom larger. While we recognized the business is volatile and could easily rebound, our fear was that if conditions remained difficult long enough, then the debt burden could prove catastrophic. As a result, we sold our Echo position in late August and put most of the proceeds into Landstar System, a competitor that we believe is better run and actually holds more cash than debt. Not long after this swap, multiple hurricanes hit disrupting the logistics industry and triggering more demand for both Echo and Landstar. So while we lost about $3.07 million on Echo this year, we made approximately $1.05 million on Landstar since the August swap.

One of the poorest performing areas of the stock market in 2017 was oil & gas exploration firms, which includes our second-worst performer Evolution Petroleum. Evolution fell even a bit harder than the average small-cap energy stock. We are not sure why. Evolution’s decline cost the Fund -$1.63 million. While the sector is perhaps out of favor, it is difficult to criticize Evolution’s management. Oil production continues to grow, a recently built plant is stripping out natural gas liquids to sell to customers and power their own facilities, and the balance sheet remains pristine with zero debt.

ScanSource, a distributor of technology hardware such as video surveillance and point-of-sale equipment, was the third-worst performer with a loss of -$700,970. Unfortunately, ScanSource reported disappointing earnings in November leading to a drop in the stock

FAM Small Cap Fund

price. The primary issue was the unexpected delay of some larger orders from the federal government. Such issues are not abnormal. We anticipate a potentially quick return to earnings growth and think that the stock is attractively priced.

Portfolio Activity

Purchases

During 2017, we purchased eight new holdings. Additionally, we added to several existing positions. In each case, we believe we invested in a great business in solid financial shape and run by top-notch managers at a price that we estimate was below the true intrinsic value. To us, intrinsic value is the current value of all future cash flows or the price a knowledgeable all-cash buyer, such as a competitor or private equity shop, would be willing to pay to buy the company.

Our eight new stocks are AngioDyamics, Boston Omaha Corporation, Carriage Services, CBIZ, Hostess Brands, Landstar System, Monro, and SONIC Corporation.

AngioDyamics was our one healthcare name that we owned this year. Angio’s diverse product lines include vascular access products and tissue ablation tools. While the products are interesting, we particularly like the new management team. Although still early, their efforts to focus on product line rationalization, plant consolidation, and improved execution can eventually lead to much higher profits.

Please see “Best Performers” for details about Boston Omaha.

Carriage Services is an owner of funeral homes and cemeteries. A well located and managed funeral home or cemetery can be a fantastic business and is often an oligopoly. Carriage attempts to identify already advantaged operations, purchase them at a reasonable price, leave the local brand and management in place, and then centralize the more dreary back office operations so the local leadership can focus on serving families in their time of need. No description of Carriage would be complete without mentioning CEO Mel Payne — a “character” who has built a unique, high energy, and low bureaucracy culture.

CBIZ is essentially a large national accounting firm, minus the auditing line of operation. They have offices around the country providing accounting, tax, payroll, retirement plan services, and more to a large number of small to large firms and government entities. One of our Fund’s co-managers is a former CPA so this business resonates with us. CBIZ also garners little attention from Wall Street, partly because there are no other publiclytraded peers.

Another addition was Hostess Brands. After years of mismanagement and trying to operate old and inefficient bakeries, Hostess went bankrupt — first in 2004 and then again in 2012. Eventually, the 2012 bankruptcy became a complete liquidation with its 14 plants closed, all employees laid off, and the brands divided and sold to various firms. At that time, a

FAM Small Cap Fund

group led by Dean Metropoulous and Apollo Global Management purchased the snack food brands (e.g., Twinkies, Sno Balls, Ding Dongs, Ho Hos, and Zingers) and spent roughly $250 million building out three highly automated plants. Additionally, they shifted to third-party distribution rather than a collection of thousands of local delivery trucks. Today, they are smaller but highly profitable. We anticipate potential value creation from both recapturing lost market share and redeploying the ample free cash flow into debt reduction, acquisitions, stock buybacks, and/or dividends.

Monro was added to the portfolio in late June. Please see details within “Best Performers.”

SONIC is a large fast food chain with more than 3,500 drive-ins in the U.S. About 95% of the drive-ins are owned by franchisees who pay SONIC a royalty based on sales. As a result, SONIC is a highly profitable company with limited need to reinvest, so free cash flow is excellent. Unfortunately, the whole industry stumbled lately due to several headwinds including a wider than normal spread between the cost of eating out versus at home. These issues should largely pass in time. Future returns should be driven by the success of existing drive-ins, additions of new franchised units, and reinvesting the free cash flow into dividends and stock buybacks.

Sales

During the year, we sold six positions while trimming another six where valuations seemed stretched. Sales typically fall into one of three categories: winners at extreme valuations, companies that sell out, and disappointments. We had a bit of each.

Both Infinity Property & Casualty Corporation and Retail Opportunity Investments hit valuation levels where we thought future returns would be limited enough that the only reasonable step was to sell our shares. In both instances, we would consider investing again at the right price.

Additionally, Stonegate Bank was bought out at a premium price by a larger bank. This capped off a very nice investment for us.

Finally, we sold three positions we regard as disappointments. Early in the year, we exited two positions, Biglari Holdings and Ashford Hospitality Prime, where we lost confidence in management. Thankfully, we made money on both positions, but over time it became apparent that senior leadership at both businesses did not meet our standards. As described above, we exited our position in Echo Global Logistics out of an abundance of caution regarding the potential for value destruction given their weakened financial condition.

Outlook

Despite an annoying bout of relative underperformance in 2017, we are optimistic about the Fund’s longer-term performance due to a collection of what we deem to be high-quality enterprises. In our almost six years of managing this Fund, we are never satisfied. Our

FAM Small Cap Fund

perpetual task is to make sure our existing businesses remain superb while looking for even better opportunities. Thankfully, we found some tremendous opportunities that we believe upgraded the portfolio. While we liked the Fund’s holdings a year ago, we think today’s lineup is even more formidable.

The other factor is the valuation level of stocks. Most of the macro statistics we read suggest stocks, on average, are fairly expensive. Nonetheless, we are pleased to say that when we study our holdings the picture is sensible. In fact, most of them trade at reasonable prices and a few even appear cheap. We are still working through the details of the 1,100 page tax bill; however, in general, most, if not all, of our holdings should pay lower taxes going forward and make them even more valuable.

We also feel positive about the economy. The momentum is already intense and the recent tax cuts are likely to be further stimulative. There are admittedly longer-term unknowns that we will monitor such as the size of the federal deficit and potentially higher long-term interest rates. Overall, we think the economy is in strong shape and should continue to support the growth of our holdings.

In summary, our philosophy of setting the highest standards remains firmly in place. We will continue to seek to own shares in a select number of high-quality, small companies. Your Investment Research Team will stay focused on studying these firms including spending a great deal of time traveling. Equally as important is what we will not do. We certainly do not plan on speculating with your money (and ours) hoping that the stock prices of unsound entities might continue to rise.

Thank you for investing alongside us in the FAM Small Cap Fund. We fully realize the magnitude of the trust you have placed in us. This is a responsibility we take very seriously.

Andrew F. Boord Co-Manager	Thomas O. Putnam Co-Manager

The opinions expressed herein are those of the portfolio managers as of the date of the report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

FAM Small Cap Fund — Performance Summary (Unaudited)

Annual Total Investment Returns:

MARCH 1, 2012 TO DECEMBER 31, 2017
	FAM SMALL CAP FUND		RUSSELL 2000 INDEX		S&P 500 INDEX
FISCAL YEAR	TOTAL RETURN*		TOTAL RETURN		TOTAL RETURN
3/1/12-12/31/12**	10.30	%***	16.35	%****	16.00	%****
2013	40.49%		38.82%		32.44%
2014	5.58%		4.89%		13.69%
2015	-3.49%		-4.41%		1.38%
2016	24.21%		21.31%		11.96%
2017	4.55%		14.65%		21.83%

*

The performance results shown are for the Investor Shares of the Fund. The Fund also offers Institutional Shares, which commenced operations on January 1, 2016, and therefore have a limited performance history. Because of differences in the level of fees paid by the Investor Shares and the Institutional Shares, performance results for each share class will differ.

**	Commenced operations 3/1/2012
***	Annualized since inception date 3/1/2012
****	Annualized full year

FAM Small Cap Fund — Performance Summary (Unaudited)

The chart below depicts the change in the value of a $10,000 investment in the Investor Shares of the FAM Small Cap Fund, since inception on March 1, 2012 as compared with the growth of the Standard & Poor’s 500 Index and the Russell 2000 Index during the same period. The information assumes reinvestment of dividends and capital gain distributions. The Russell 2000 Index, the Fund’s primary benchmark, is an unmanaged index generally representative of the market for the stocks of smaller size U.S. companies. The Standard & Poor’s 500 Index is an unmanaged index generally representative of the market for the stocks of large size U.S. companies. Investors cannot invest directly in an index.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
FAM SMALL CAP FUND, THE RUSSELL 2000 INDEX AND THE S&P 500 INDEX

This information represents past performance of the FAM Small Cap Fund and is not indicative of future results. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Average Annual Total Returns (for periods ended December 31, 2017)

	1-Year	3-Year	5-Year	Since Inception (3/1/2012)
FAM Small Cap Fund*	4.55%	7.82%	13.20%	13.09%
Russell 2000 Index	14.65%	9.96%	14.12%	13.03%
S&P 500 Index	21.83%	11.41%	15.79%	14.48%

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*

The performance results shown are for the Investor Shares of the Fund. The Fund also offers Institutional Shares, which commenced operations on January 1, 2016, and therefore have a limited performance history. Because of differences in the level of fees paid by the Investor Shares and the Institutional Shares, performance results for each share class will differ.

FAM Small Cap Fund — Portfolio Data (Unaudited)

December 31, 2017

TOP TEN EQUITY HOLDINGS
(% of Net Assets)
ExlService Holdings, Inc.	5.0%
National Commerce Corporation	5.0%
Choice Hotels International, Inc.	4.8%
Hostess Brands, Inc.	4.6%
Sonic Corporation	4.4%
Monro, Inc.	4.2%
CBIZ, Inc.	4.0%
Diamond Hill Investment Group, Inc.	4.0%
Penske Automotive Group, Inc.	3.8%
PC Connection, Inc.	3.7%

COMPOSITION OF NET ASSETS
Hotels, Restaurants & Leisure	9.2%
Specialty Retail	8.0%
Capital Markets	7.2%
Electronic Equipment, Instruments & Components	7.1%
Electrical Equipment	7.1%
Professional Services	6.8%
Banks	6.8%
Commercial Services & Supplies	6.7%
Real Estate Management & Development	6.5%
Money Market Funds	5.2%
IT Services	5.0%
Food Products	4.6%
Diversified Consumer Services	3.5%
Health Care Equipment & Supplies	3.3%
Machinery	3.2%
Road & Rail	2.8%
Insurance	2.5%
Media	2.2%
Oil, Gas & Consumable Fuels	2.2%
Other	0.1%

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov; (iii) the Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Fund makes the information on Form N-Q available to shareholders, upon request, by calling FAM Funds at 1-800-932-3271.

FAM Small Cap Fund — Schedule of Investments

December 31, 2017

	SHARES	VALUE
COMMON STOCKS — 94.7%
Banks — 6.8%
National Commerce Corporation (a)	202,400	$8,146,600
Pinnacle Financial Partners, Inc.	26,500	1,756,950
South State Corporation	13,300	1,159,095
		11,062,645

Capital Markets — 7.2%
Diamond Hill Investment Group, Inc.	31,300	6,468,458
Westwood Holdings Group, Inc.	79,087	5,236,350
		11,704,808

Commercial Services & Supplies — 6.7%
Multi-Color Corporation	76,000	5,688,600
US Ecology, Inc.	102,300	5,217,300
		10,905,900

Diversified Consumer Services — 3.5%
Carriage Services, Inc.	220,000	5,656,200

Electrical Equipment — 7.1%
Franklin Electric Company, Inc.	123,000	5,645,700
Thermon Group Holdings, Inc. (a)	251,000	5,941,170
		11,586,870

Electronic Equipment, Instruments & Components — 7.1%
PC Connection, Inc.	228,600	5,991,606
ScanSource, Inc. (a)	157,500	5,638,500
		11,630,106

Food Products — 4.6%
Hostess Brands, Inc. (a)	510,000	7,553,100

Health Care Equipment & Supplies — 3.3%
AngioDynamics, Inc. (a)	330,000	5,487,900

See Notes to Financial Statements

FAM Small Cap Fund — Schedule of Investments continued

December 31, 2017

	SHARES	VALUE
COMMON STOCKS — 94.7% (continued)
Hotels, Restaurants & Leisure — 9.2%
Choice Hotels International, Inc.	101,000	$7,837,600
Sonic Corporation	260,000	7,144,800
		14,982,400

Insurance — 2.5%
Hallmark Financial Services, Inc. (a)	393,032	4,099,324

IT Services — 5.0%
ExlService Holdings, Inc. (a)	136,000	8,207,600

Machinery — 3.2%
Lindsay Corporation	58,535	5,162,787

Media — 2.2%
Boston Omaha Corporation (a)	112,800	3,653,592

Oil, Gas & Consumable Fuels — 2.2%
Evolution Petroleum Corporation	517,300	3,543,505

Professional Services — 6.8%
CBIZ, Inc. (a)	425,000	6,566,250
Mistras Group, Inc. (a)	192,600	4,520,322
		11,086,572

Real Estate Management & Development — 6.5%
Consolidated-Tomoka Land Company	84,000	5,334,000
FRP Holdings, Inc. (a)	119,735	5,298,274
		10,632,274

Road & Rail — 2.8%
Landstar System, Inc.	43,959	4,576,132

See Notes to Financial Statements

FAM Small Cap Fund — Schedule of Investments continued

December 31, 2017

	SHARES	VALUE
COMMON STOCKS — 94.7% (continued)
Specialty Retail — 8.0%
Monro, Inc.	120,000	$6,834,000
Penske Automotive Group, Inc.	130,000	6,220,500
		13,054,500

Total Common Stocks (Cost $119,492,481)		$154,586,215

MONEY MARKET FUNDS — 5.2%
Fidelity Institutional Money Market Government Portfolio - Class I, 1.14% (b)	2,166,029	$2,166,029
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 1.17% (b)	6,403,564	6,403,564
Total Money Market Funds (Cost $8,569,593)		$8,569,593

Total Investments at Value — 99.9% (Cost $128,062,074)		$163,155,808

Other Assets in Excess of Liabilities — 0.1%		135,517

Net Assets — 100.0%		$163,291,325

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of December 31, 2017.

See Notes to Financial Statements

FAM Funds — Statements of Assets and Liabilities	December 31, 2017

	Value Fund	Equity-Income Fund	Small Cap Fund
Assets
Investments in securities, at cost	$533,279,121	$125,944,090	$128,062,074
Investments in securities, at value	$1,263,449,287	$224,897,657	$163,155,808
Cash	—	32,850	—
Receivable for Fund shares sold	744,170	107,166	183,401
Dividends and interest receivable	674,553	203,745	162,446
Total Assets	1,264,868,010	225,241,418	163,501,655
Liabilities
Due to custodian	3,101,896	—	—
Payable for Fund shares redeemed	152,031	480,359	15,015
Payable for investment securities purchased	130,432	—	—
Accrued investment advisory fees	1,158,935	171,416	122,288
Accrued shareholder servicing and fund accounting fees	244,878	44,124	24,004
Accrued business management and administrative fees	141,201	27,710	26,477
Accrued expenses	75,599	41,671	22,546
Total Liabilities	5,004,972	765,280	210,330
Total Net Assets	$1,259,863,038	$224,476,138	$163,291,325
Net Assets Consist of:
Net capital paid in on shares of beneficial interest	$529,692,872	$129,519,559	$128,197,591
Undistributed net investment income	—	205,331	—
Accumulated net realized losses on investments	—	(4,202,319)	—
Net unrealized appreciation	730,170,166	98,953,567	35,093,734
Total Net Assets	$1,259,863,038	$224,476,138	$163,291,325
Net asset value and offering per share
Net assets - Investor Shares	$1,236,169,567	$224,476,138	$120,302,817
Net assets - Institutional Shares	$23,693,471	N/A	$42,988,508

Shares outstanding - Investor Shares	16,813,512	7,453,980	6,608,099
Shares outstanding - Institutional Shares	321,730	N/A	2,354,177

Net Asset Value, Offering and Redemption Price per share (unlimited shares of beneficial interest authorized at $0.001 par value)
Investor Shares	$73.52	$30.11	$18.21
Institutional Shares	$73.64	N/A	$18.26

See Notes to Financial Statements

FAM Funds — Statements of Operations	Year Ended December 31, 2017

	Value Fund	Equity-Income Fund	Small Cap Fund
Investment Income
Income
Dividends	$12,874,164	$4,472,211	$1,591,648
Foreign withholding taxes on dividends	(62,234)	—	—
Total Investment Income	12,811,930	4,472,211	1,591,648
Expenses
Investment advisory fees (Note 2)	10,504,604	1,917,030	1,388,581
Shareholder servicing fees (Note 2)
Investor shares	958,750	191,214	75,556
Institutional shares	757	—	8,219
Fund accounting fees (Note 2)
Investor shares	805,455	135,758	79,640
Institutional shares	11,497	—	28,335
Shareholder administrative fees (Note 2)
Investor shares	585,375	121,049	109,269
Institutional shares	9,200	—	18,467
Business management fees	348,163	63,592	45,975
Professional fees	211,337	65,391	38,819
Custodian fees	122,054	27,120	22,051
Registration fees	72,253	32,024	58,591
Trustee’s fees	52,083	52,083	52,083
Printing of shareholder reports	88,515	20,224	16,116
Compliance services fees (Note 2)	31,710	30,044	31,710
Other	69,530	15,929	10,780
Total Expenses	13,871,283	2,671,458	1,984,192
Prior year investment advisory fee reductions recouped by Advisor (Note 2)	—	—	18,702
Fee reductions by Advisor (Note 2)	(70,548)	—	—
Net Expenses	13,800,735	2,671,458	2,002,894
Net Investment Income (Loss)	(988,805)	1,800,753	(411,246)
Realized and Unrealized Gain on Investments
Net realized gains (losses) on investments	59,136,907	(4,202,319)	3,450,476
Net change in unrealized appreciation (depreciation) on investments	127,811,802	27,936,672	4,177,931
Net Realized and Unrealized Gains	186,948,709	23,734,353	7,628,407
Net Increase In Net Assets From Operations	$185,959,904	$25,535,106	$7,217,161

See Notes to Financial Statements

FAM Funds — Statements of Changes in Net Assets

	Value Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Change in Net Assets
From operations
Net investment loss	$(988,805)	$(1,144,069)
Net realized gains on investments	59,136,907	56,240,566
Net change in unrealized appreciation (depreciation) on investments	127,811,802	93,548,755
Net increase in net assets from operations	185,959,904	148,645,252

Distributions to shareholders from:
Net realized gains on investments, Investor Class	(59,784,079)	(54,500,517)
Net realized gains on investments, Institutional Class	(1,168,420)	—
Total distributions	(60,952,499)	(54,500,517)
Capital share transactions (Note 3)	34,475,960	48,872,517
Total increase in net assets	159,483,365	143,017,252

Net Assets
Beginning of year	1,100,379,673	957,362,421
End of year	$1,259,863,038	$1,100,379,673
Undistributed net investment income	$—	—

See Notes to Financial Statements

FAM Funds — Statements of Changes in Net Assets

	Equity-Income Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Change in Net Assets
From operations
Net investment income	$1,800,753	$1,193,711
Net realized gains (losses) on investments	(4,202,319)	14,163,381
Net change in unrealized appreciation (depreciation) on investments	27,936,672	18,623,378
Net increase in net assets from operations	25,535,106	33,980,470

Distributions to shareholders from:
Net investment income	(1,595,422)	(1,201,574)
Net realized gains on investments	—	(14,379,571)
Return of capital	—	(614,470)
Total distributions	(1,595,422)	(16,195,615)
Capital share transactions (Note 3)	2,172,637	31,930,027
Total increase in net assets	26,112,321	49,714,882

Net Assets
Beginning of year	198,363,817	148,648,935
End of year	$224,476,138	$198,363,817
Undistributed net investment income	$205,331	$—

See Notes to Financial Statements

FAM Funds — Statements of Changes in Net Assets

	Small Cap Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Change in Net Assets
From operations
Net investment loss	$(411,246)	$(198,410)
Net realized gains on investments	3,450,476	4,404,135
Net change in unrealized appreciation (depreciation) on investments	4,177,931	22,226,334
Net increase in net assets from operations	7,217,161	26,432,059

Distributions to shareholders from:
Net investment income, Institutional Class	(3,489)	—
Net realized gains on investments, Investor Class	(2,543,963)	(4,202,105)
Net realized gains on investments, Institutional Class	(912,171)	—
Total distributions	(3,459,623)	(4,202,105)
Capital share transactions (Note 3)	14,269,853	24,556,890
Total increase in net assets	18,027,391	46,786,844

Net Assets
Beginning of year	145,263,934	98,477,090
End of year	$163,291,325	$145,263,934
Undistributed net investment income	$—	$—

See Notes to Financial Statements

FAM Funds — Notes to Financial Statements

Note 1. Nature of Business and Summary of Significant Accounting Policies

FAM Value Fund, FAM Equity-Income Fund and FAM Small Cap Fund (individually a “Fund”, and collectively, the “Funds”) are each a series of Fenimore Asset Management Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is authorized to issue two classes of shares; Investor Shares and Institutional Shares. The Investor Shares and the Institutional Shares represent interests in the same portfolio of investments in each Fund, however, each class of shares is subject to different expenses and have differing investment minimums. Each share class has exclusive voting rights with respect to matters that affect just that class of shares. The investment objective of the FAM Value Fund is to maximize long-term return on capital. The investment objective of the FAM Equity-Income Fund is to provide current income and long term capital appreciation from investing primarily in income-producing equity securities. The investment objective of the FAM Small Cap Fund is to maximize long-term return on capital.

Each Fund is an investment company and accordingly follows accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The following is a summary of each Fund’s significant accounting policies, which are in accordance with accounting principles generally accepted in the United States of America (“GAAP”), and followed by the Funds in the preparation of their financial statements.

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X, which impact financial statement presentation, particularly the presentation of derivative investments. The Funds have adopted these amendments, which were effective August 1, 2017, with these financial statements.

a)	Valuation of Securities

Each Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange, Inc. (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sale price or the NASDAQ official closing price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities may be carried at amortized cost, which approximates value. Securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees. Investments in other open-end investment companies, including money market funds, are valued at their net asset value as reported by such companies.

FAM Funds — Notes to Financial Statements

GAAP establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for identical securities in inactive markets and quoted prices for similar securities)

Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2017:

FAM Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$1,154,041,998	$—	$—	$1,154,041,998
Money Market Funds	109,407,289	—	—	109,407,289
Total	$1,263,449,287	$—	$—	$1,263,449,287

FAM Equity-Income Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$214,295,049	$—	$—	$214,295,049
Money Market Funds	10,602,608	—	—	10,602,608
Total	$224,897,657	$—	$—	$224,897,657

FAM Funds — Notes to Financial Statements

FAM Small Cap Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$154,586,215	$—	$—	$154,586,215
Money Market Funds	8,569,593	—	—	8,569,593
Total	$163,155,808	$—	$—	$163,155,808

As of December 31, 2017, the Funds did not have any transfers among Levels. In addition, the Funds did not hold any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of December 31, 2017. It is the Funds’ policy to recognize transfers among Levels at the end of the reporting period.

Refer to each Fund’s Statement of Investments to view securities segregated by industry type.

b)	Investment Transactions

Investment transactions are recorded on trade date. Realized gains and losses on investments sold are determined on the basis of identified cost.

c)	Investment Income

Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and tax rates. Non-cash dividends are included in dividends on the ex-dividend date at the fair market value of the shares received. The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation (depreciation) and realized gain (loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

d)	Share Valuation

The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding.

FAM Funds — Notes to Financial Statements

e)	Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly by the FAM Equity-Income Fund. Dividends from net investment income are declared and paid on an annual basis by each of the FAM Value Fund and FAM Small Cap Fund. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in the expenses of each class. Net realized capital gains, if any, are distributed at least annually. Distributions from net investment income and from net realized capital gains are determined in accordance with U.S. income tax regulations, which may differ from GAAP. Permanent book and tax basis differences, if any, are reclassified among the components of net assets. Dividends and distributions to shareholders are recorded on the ex-dividend date.

f)	Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income or excise tax is required.

GAAP requires uncertain tax positions to be recognized, measured, presented and disclosed in the financial statements. For the year ended December 31, 2017, management has evaluated the tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained upon review by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax expense in the current year. Based on the evaluation, management has determined that no liability for unrecognized tax expense is required. Tax years 2014 through present remain subject to examination by U.S. and New York taxing authorities. No examination of the Funds’ tax filings is presently in progress.

g)	Common Expenses

Expenses of the Trust not attributable solely to one of the Funds are allocated among the Funds based on relative net assets of each Fund of the nature of the expense and the relative applicability to each Fund.

h)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

FAM Funds — Notes to Financial Statements

Note 2. Investment Advisory Fees and Other Transactions with Affiliates

Under an Investment Advisory Agreement, each Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the “Advisor”) equal, on an annual basis, to 0.90% of each Fund’s average daily net assets. In addition, under a Business Management Agreement, each Fund pays a business management fee to the Advisor equal, on an annual basis, to 0.03% of each Fund’s average daily net assets.

A Trustee and certain officers of the Funds are also officers of the Adviser. Prior to October 18, 2017, the Chief Compliance Officer was an officer of the Funds and compensated by the Funds in the amount of $80,133, as well as an officer of the Advisor and compensated additionally by the Advisor.

Pursuant to an Expense Limitation Agreement entered into between the Advisor and the Trust, on behalf of each Fund, the Advisor has contractually agreed, until May 1, 2019, to reduce its fees and/or reimburse each of the Funds certain expenses (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense and extraordinary expenses) to the extent necessary to maintain annual operating expenses of each class of shares of each of the Funds as follows: for the Investor Shares: 1.18% for FAM Value Fund, 1.26% for FAM Equity-Income Fund and 1.42% for FAM Small Cap Fund; and for the Institutional Shares: 0.99% for FAM Value Fund, 1.10% for FAM Equity-Income Fund and 1.20% for FAM Small Cap Fund. Each Fund has agreed to repay the Advisor for fee reductions or expense reimbursements by the Advisor pursuant to the Expense Limitation Agreement provided that such repayment does not cause the annual operating expenses for the applicable class of shares to exceed the applicable limit and the repayment is made within three years after the year in which the Advisor incurred the expense.

For the year ended December 31, 2017, pursuant to the terms of the Expense Limitation Agreement, the Advisor reduced its fees for FAM Value Fund in the amount of $70,548. The FAM Equity-Income did not have any advisory fee reductions for the year ended December 31, 2017. The Advisor is permitted to seek reimbursement from the Funds for fees reduced and/or Fund expenses it pays over the following three years after such payment. The Funds must pay their current ordinary operating expenses before the Advisor is entitled to any

FAM Funds — Notes to Financial Statements

reimbursement of any previously reduced fees and/or expenses. As of December 31, 2017, the cumulative amounts of previously reduced fees that the Advisor may recoup from the Funds is shown below, along with the expiration date of such recoupment:

	May 31, 2020	May 31, 2021	Total
FAM Value Fund	$137,822	$70,548	$208,370
FAM Equity-Income Fund	$4,149	$—	$4,149
FAM Small Cap Fund	$10,280	$—	$10,280

During the year ended December 31, 2017, the Advisor recouped prior years’ fee reductions from FAM Small Cap Fund of $18,702.

The Funds have adopted Shareholder Administrative Services Plans for each class of shares pursuant to which each Fund may pay shareholder administrative servicing fees to the Advisor and to financial intermediaries for providing, or arranging for the provision of, certain types of shareholder administrative services to shareholders of each respective class of shares that are serviced by the Advisor, affiliates of the Advisor or the financial intermediary. Pursuant to the Shareholder Administrative Services Plan for Investor Shares, the Investor Shares of the Funds may pay shareholder administrative servicing fees of up to 0.25% per annum of the average daily net assets of the Investor Shares of each respective Fund, and pursuant to the Shareholder Administrative Services Plan for Institutional Shares, the Institutional Shares of the Funds may pay shareholder administrative servicing fees of up to 0.15% per annum of the average daily net assets of the Institutional Shares of each respective Fund.

FAM Shareholder Services, Inc. (“FSS”), a company under common control with the Advisor, serves as shareholder account servicing agent and receives a fee at the annual rates of 0.11% of average daily net assets allocable to the Investor Shares of each Fund and 0.03% of average daily net assets allocable to Institutional Shares of each Fund. For the year ended December 31, 2017, shareholder account service fees paid to FSS were as follows:

FAM Value Fund	$959,507
FAM Equity-Income Fund	$191,214
FAM Small Cap Fund	$83,775

FAM Funds — Notes to Financial Statements

Additionally, FSS served as the fund accounting agent through September 11, 2017 and Fenimore Asset Management currently serves as the fund accounting agent and receives an annual fee of 0.07% on each Fund’s average daily net assets. For the year ended December 31, 2017, the Funds’ fund accounting fees paid to FSS and the Advisor amounted to:

FAM Value Fund	$816,952
FAM Equity-Income Fund	$135,758
FAM Small Cap Fund	$107,975

Fenimore Securities, Inc. (“FSI”), a company also under common control with the Advisor, acts as distributor of the Funds’ shares. FSI receives no compensation for providing distribution services to the Funds.

Effective October 18, 2017, Ultimus Fund Solutions, LLC (“Ultimus”) provides the Chief Compliance Officer to the Funds, as well as certain additional compliance support functions. The Funds pay Ultimus fees for its services in accordance with the servicing agreement. During the year ended December 31, 2017, Ultimus earned $13,331 from the Funds for such services. Certain officers of the Trust are also officers of Ultimus.

FAM Funds — Notes to Financial Statements

Note 3. Shares of Beneficial Interest

At December 31, 2017, an unlimited number of shares of beneficial interest ($0.001 par value) were authorized.

Transactions for each Fund are as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
FAM Value Fund
	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	915,108	$63,803,955	1,085,844	$69,025,162
Shares issued on reinvestment of distributions	777,257	57,400,408	789,455	52,072,487
Shares redeemed	(1,552,052)	(108,764,934)	(1,141,899)	(72,225,132)
Investor Share Transactions	140,313	$12,439,429	733,400	$48,872,517
Institutional Shares
Shares sold	359,370	$24,822,776	N/A	N/A
Shares issued on reinvestment of distributions	9,765	722,339	N/A	N/A
Shares redeemed	(47,405)	(3,508,584)	N/A	N/A
Institutional Share Transactions	321,730	$22,036,531	N/A	N/A
Net increase from capital transactions	462,043	$34,475,960	733,400	$48,872,517

FAM Funds — Notes to Financial Statements

	Year Ended December 31, 2017		Year Ended December 31, 2016
FAM Equity-Income Fund
	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	1,074,307	$30,059,458	1,390,487	$36,325,448
Shares issued on reinvestment of distributions	51,494	1,479,719	561,716	15,134,162
Shares redeemed	(1,039,082)	(29,366,540)	(749,437)	(19,529,583)
Net increase from capital transactions	86,719	$2,172,637	1,202,766	$31,930,027

	Year Ended December 31, 2017		Year Ended December 31, 2016
FAM Small Cap Fund
	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	1,672,579	$29,633,045	2,894,232	$45,930,716
Shares issued on reinvestment of distributions	136,108	2,494,859	178,997	3,187,939
Shares redeemed	(1,447,661)	(25,564,705)	(3,500,580)	(53,762,513)
Investor Share Transactions	361,026	$6,563,199	(427,351)	$(4,643,858)
Institutional Shares
Shares sold	749,517	$13,306,416	2,113,530	$32,230,434
Shares issued on reinvestment of distributions	35,360	649,922	47,257	843,065
Shares redeemed	(346,952)	(6,249,684)	(244,535)	(3,872,751)
Institutional Share Transactions	437,925	$7,706,654	1,916,252	$29,200,748
Net increase from capital transactions	798,951	$14,269,853	1,488,901	$24,556,890

FAM Funds — Notes to Financial Statements

Note 4. Investment Transactions

During the year ended December 31, 2017, purchases and sales of investment securities, other than short-term obligations, were:

	Purchases	Sales
FAM Value Fund	$108,279,765	$117,152,289
FAM Equity-Income Fund	37,052,445	25,648,644
FAM Small Cap Fund	49,779,834	28,461,113

Note 5. Income Taxes and Distributions to Shareholders

The tax composition of dividends and distributions paid to shareholders for the years ended December 31, 2017 and 2016 were:

	FAM Value Fund		FAM Equity-Income Fund		FAM Small Cap Fund
	2017	2016	2017	2016	2017	2016
Distributions paid from:
Ordinary income	$—	$—	$1,595,422	$4,839,826	$—	$—
Long-term capital gains	60,952,499	54,500,517	—	10,741,319	3,459,623	4,202,105
Return of capital	—	—	—	614,470	—	—
Total distributions	$60,952,499	$54,500,517	$1,595,422	$16,195,615	$3,459,623	$4,202,105

FAM Funds — Notes to Financial Statements

The following information is computed on a tax basis for each item as of December 31, 2017:

	FAM Value Fund	FAM Equity- Income Fund	FAM Small Cap Fund
Tax cost of portfolio investments	$533,279,121	$125,944,090	$128,062,074
Gross unrealized appreciation	$731,063,425	$100,634,673	$36,408,883
Gross unrealized depreciation	(893,259)	(1,681,106)	(1,315,149)
Net unrealized appreciation	730,170,166	98,953,567	35,093,734
Undistributed ordinary income	—	205,331	—
Accumulated capital and other losses	—	(4,202,319)	—
Accumulated earnings	$730,170,166	$94,956,579	$35,093,734

As of December 31, 2017, the FAM Equity-Income Fund has short-term and long-term capital loss carryforwards (“CLCFs”) for federal income tax purposes of $3,862,685 and $339,634, respectively, that do not expire. These CLCFs may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Permanent book and tax differences, primarily attributable to net investment losses and recharacterization of distributions, resulted in the following reclassifications for the year ended December 31, 2017:

	FAM Value Fund	FAM Equity- Income Fund	FAM Small Cap Fund
Paid-In Capital	$(989,750)	$—	$(411,586)
Undistributed Net Investment Income (Loss)	988,805	—	414,735
Accumulated Net Realized Gains (Losses)	945	—	(3,149)

These reclassifications had no impact on the net assets or net asset values per share of the Funds.

Note 6. Line of Credit

The FAM Value Fund, the FAM Equity-Income Fund and the FAM Small Cap Fund each have a line of credit up to 33 1/3% of its net assets, with a maximum of $145,000,000, $23,000,000, and $13,000,000, respectively.

FAM Funds — Notes to Financial Statements

Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is available until November 27, 2018, when any advances are to be repaid. During the year ended December 31, 2017, no amounts were drawn from the available lines.

Note 7. Commitments and Contingencies

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Funds that have not yet occurred. However, based on the experience of the Advisor, the Funds expect the risk of loss to be remote.

Note 8. Subsequent Events

Management has evaluated subsequent events through the date these financial statements were available to be issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

FAM Funds — Notes to Financial Statements

Note 9. Financial Highlights

FAM Value Fund (Investor Shares)	Years Ended December 31,
Per share information (For a share outstanding throughout each year)	2017	2016	2015	2014	2013
Net asset value, beginning of year	$66.00	$60.06	$66.58	$61.81	$48.88
Income (loss) from investment operations:
Net investment loss(a)	(0.06)	(0.07)	(0.13)	(0.16)	(0.18)
Net realized and unrealized gain (loss) on investments	11.30	9.44	(0.95)	8.47	16.28
Total from investment operations	11.24	9.37	(1.08)	8.31	16.10
Less distributions:
Distributions from net realized gains	(3.72)	(3.43)	(5.44)	(3.54)	(3.16)
Return of capital	—	—	—	—	(0.01)
Total distributions	(3.72)	(3.43)	(5.44)	(3.54)	(3.17)
Change in net asset value for the year	7.52	5.94	(6.52)	4.77	12.93
Net asset value, end of year	$73.52	$66.00	$60.06	$66.58	$61.81
Total return	17.00%	15.60%	(1.74%)	13.41%	32.96%

Ratios/supplemental data
Net assets, end of year (000)	$1,236,170	$1,100,380	$957,362	$995,235	$941,765
Ratios to average net assets of:
Expenses, total	1.19%	1.19%	1.18%	1.18%	1.19%
Expenses, net of fees reduced by Advisor	1.18%	1.18%	1.18%	1.18%	1.19%
Net investment loss	(0.09%)	(0.11%)	(0.19%)	(0.25%)	(0.24%)
Portfolio turnover rate	10%	4%	9%	6%	8%

(a)	Based on average shares outstanding.

FAM Funds — Notes to Financial Statements

Note 9. Financial Highlights

FAM Value Fund (Institutional Shares)	For the Period Ended December 31,
Per share information (For a share outstanding throughout the period)	2017(a)
Net asset value, beginning of period	$66.85
Income from investment operations:
Net investment income(b)	0.08
Net realized and unrealized gain on investments	10.43
Total from investment operations	10.51
Less distributions:
Distributions from net realized gains	(3.72)
Change in net asset value for the period	6.79
Net asset value, end of period	$73.64
Total return	15.69	%(c)

Ratios/supplemental data
Net assets, end of period (000)	$23,693
Ratios to average net assets of:
Expenses, total	1.17	%(d)
Expenses, net of fees reduced by Advisor	0.99	%(d)
Net investment income	0.11	%(d)
Portfolio turnover rate	10	%(e)

(a)	Value Fund Institutional Shares inception January 3, 2017.
(b)	Based on average shares outstanding.
(c)	Not annualized
(d)	Annualized
(e)	Represents the year ended December 31, 2017.

FAM Funds — Notes to Financial Statements

Note 9. Financial Highlights

FAM Equity-Income Fund	Years Ended December 31,
Per share information (For a share outstanding throughout each year)	2017	2016	2015	2014	2013
Net asset value, beginning of year	$26.93	$24.11	$25.53	$24.77	$20.08
Income (loss) from investment operations:
Net investment income(a)	0.24	0.18	0.21	0.19	0.17
Net realized and unrealized gain (loss) on investments	3.15	5.00	(0.38)	1.75	5.79
Total from investment operations	3.39	5.18	(0.17)	1.94	5.96
Less distributions:
Dividends from net investment income	(0.21)	(0.18)	(0.21)	(0.19)	(0.18)
Distributions from net realized gains	—	(2.09)	(1.04)	(0.85)	(1.03)
Return of capital	—	(0.09)	—	(0.14)	(0.06)
Total distributions	(0.21)	(2.36)	(1.25)	(1.18)	(1.27)
Change in net asset value for the year	3.18	2.82	(1.42)	0.76	4.69
Net asset value, end of year	$30.11	$26.93	$24.11	$25.53	$24.77
Total return	12.64%	21.59%	(0.73%)	7.85%	29.79%

Ratios/supplemental data
Net assets, end of year (000)	$224,476	$198,364	$148,649	$161,521	$146,568
Ratios to average net assets of:
Expenses, total	1.25%	1.26%	1.27%	1.26%	1.29%
Expenses, net of fees reduced by Advisor	1.25%	1.26%	1.27%	1.26%	1.29%
Net investment income	0.84%	0.70%	0.83%	0.76%	0.71%
Portfolio turnover rate	12%	26%	16%	11%	10%

(a)	Based on average shares outstanding.

FAM Funds — Notes to Financial Statements

Note 9. Financial Highlights

FAM Small Cap Fund (Investor Shares)	Years Ended December 31,
Per share information (For a share outstanding throughout each year)	2017	2016	2015		2014	2013
Net asset value, beginning of year	$17.79	$14.75	$15.32		$14.77	$11.03
Income (loss) from investment operations:
Net investment income (loss)(a)	(0.05)	(0.03)	(0.04)		(0.01)	0.04
Net realized and unrealized gain (loss) on investments	0.86	3.60	(0.50)		0.83	4.43
Total from investment operations	0.81	3.57	(0.54)		0.82	4.47
Less distributions:
Dividends from net investment income	—	—	(0.00	)(b)	—	(0.03)
Distributions from net realized gains	(0.39)	(0.53)	(0.03)		(0.18)	(0.70)
Return of capital	—	—	—		(0.09)	(0.00	)(b)
Total distributions	(0.39)	(0.53)	(0.03)		(0.27)	(0.73)
Change in net asset value for the year	0.42	3.04	(0.57)		0.55	3.74
Net asset value, end of year	$18.21	$17.79	$14.75		$15.32	$14.77
Total return	4.55%	24.21%	(3.49%)		5.58%	40.49%

Ratios/supplemental data
Net assets, end of year (000)	$120,303	$111,122	$98,477		$66,905	$42,674
Ratios to average net assets of:
Expenses, total	1.33%	1.36%	1.36%		1.42%	1.57%
Expenses, net of fees reduced and recoupment of previously waived fees by Advisor	1.30%	1.36%	1.36%		1.42%	1.35%
Net investment income (loss)	(0.30%)	(0.23%)	(0.29%)		(0.09%)	0.05%
Portfolio turnover rate	19%	26%	27%		13%	20%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.01 per share.

FAM Funds — Notes to Financial Statements

Note 9. Financial Highlights

FAM Small Cap Fund (Institutional Shares)	Years Ended December 31,
Per share information (For a share outstanding throughout each year)	2017		2016
Net asset value, beginning of year	$17.82		$14.75
Income (loss) from investment operations:
Net investment loss(a)	(0.03)		(0.00	)(b)
Net realized and unrealized gain on investments	0.86		3.60
Total from investment operations	0.83		3.60
Less distributions:
Dividends from net investment income	(0.00	)(b)	—
Distributions from net realized gains	(0.39)		(0.53)
Total distributions	(0.39)		(0.53)
Change in net asset value for the year	0.44		3.07
Net asset value, end of year	$18.26		$17.82
Total Return	4.66%		24.42%

Ratios/supplemental data
Net assets, end of year (000)	$42,989		$34,142
Ratios to average net assets of:
Expenses, total	1.22%		1.23%
Expenses, net of fees reduced, expenses assumed and recoupment of previously waived fees by Advisor	1.20%		1.16%
Net investment loss	(0.16%)		(0.03%)
Portfolio turnover rate	19%		26%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.01 per share.

FAM Funds — Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Fenimore Asset Management Trust
and the Shareholders of FAM Value Fund, FAM Equity-Income Fund and FAM Small Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of FAM Value Fund, FAM Equity-Income Fund, and FAM Small Cap Fund, each a series of shares of beneficial interest in Fenimore Asset Management Trust (the “Funds”), including the schedules of investments, as of December 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years and periods presented in the five-year period then ended, and the related notes and schedules (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years and periods presented in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

FAM Funds — Report of Independent Registered Public Accounting Firm

Our audits included performing procedures to assess the risk of material misstatement of those financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Fenimore Asset Management Trust since 2007.

Philadelphia, Pennsylvania
February 26, 2018

FAM Funds (Unaudited)

Board Consideration of the Continuation of the Investment Advisory Agreements for the Funds

In accordance with the Investment Company Act of 1940, the Board of Trustees of the Funds is required, on an annual basis, to consider the approval of each of the Investment Advisory Agreements between the Funds and the Advisor, and this must take place at an in-person meeting of the Board. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the continuation of the Advisory Agreements, and it is the duty of the Advisor to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to renew each of the Advisory Agreements between the Value Fund, the Equity-Income Fund and the Small Cap Fund with the Advisor, the Board of Trustees requested, and the Advisor provided, information and data relevant to the Board’s consideration. This included materials prepared by the Advisor and materials prepared by an independent mutual fund industry consulting firm that produced materials specifically for the Board that provided them with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Advisor that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

The Board engaged in a thorough review process in order to determine whether to approve the continuation of the Advisory Agreements with the Advisor. The Board first reviewed with representatives of the Advisor various matters with respect to the plans for the contract renewal process and the materials that would be provided to the Board in order to assist them with their consideration of these matters during a telephonic meeting of the Board held on October 18, 2017. After receiving the materials that they had requested to assist them with their review, the Board had a preliminary meeting by conference call on November 10, 2017, with representatives of the Advisor in order to discuss the proposed approval of the continuation of the Advisory Agreements and to review the materials that had been presented. The Board then met again with representatives of the Advisor on November 16, 2017, prior to the start of their required in-person meeting in order to further consider and discuss the proposed approval of the Advisory Agreements, and the Board also met to review matters with respect to the contract renewal process during a session held on November 15, 2017.

The Board then met to consider the approval of the continuation of the Advisory Agreements at an in-person meeting of the Board held on November 16, 2017. Among the factors the Board considered was: (i) the overall performance of each of the Value Fund and the Equity- Income Fund relative to the performance of other similar mutual funds on a long-term basis

FAM Funds (Unaudited)

(five years and longer) and over shorter time periods (less than five years); and (ii) the overall performance of the Small Cap Fund since its inception on March 1, 2012. In connection with its review of the performance results achieved for the Funds, the Board discussed with management the fact that the Advisor maintains a particular focus on long-term investment performance results and they reviewed the reasons why this may, from time to time, cause the longer-term performance results and the shorter-term performance results to under-perform when compared to other funds for similar time periods. In connection with this, the Board took note of management’s stated position that achieving favorable long-term investment results is a primary objective of the firm. The Board also considered and discussed with the Advisor their focus on “value investing” which may result in short-term performance that lags the performance results achieved by other managers, especially those managers that emphasize other types of investment strategies, such as “growth investing”. The Board also took into consideration the Advisor’s stated objective of attaining investment results with less risk and less volatility than other funds. The Board determined that it has been beneficial to shareholders that the Advisor has continued to invest on behalf of the Funds in a manner that is consistent with its long-term investment objectives due to the fact that the Advisor has been able to achieve favorable long-term performance results for the Value Fund and the Equity-Income Fund and favorable investment results for the Small Cap Fund since its inception, and, when performance is adjusted for risk, it shows even more favorable results.

The Board also took note of: (i) the long-term relationship between the Advisor and both the Value Fund and the Equity-Income Fund and the efforts that have been undertaken by the Advisor to foster the growth and development of these two Funds since the inception of each of the Funds; and (ii) with respect to the Small Cap Fund, the efforts that the Advisor has undertaken to foster the growth and development of that Fund since its inception on March 1, 2012. In connection with this, the Board took note of the fact that Thomas Putnam, the Chairman and founder of the Advisor and the co-manager of each of the Funds, has been advising each of the Funds since their inception, during which time each of the Funds have experienced favorable investment results on a comparative basis. The Board also noted that the Advisor has continued to retain and develop additional portfolio managers and investment analysts to work with Mr. Putnam in an effort to provide for the continued long-term management and oversight of the Funds and their portfolios.

In addition, the Board compared expenses of each Fund to the expenses of other similar mutual funds. They noted the range of investment advisory and administrative services provided by the Advisor and its affiliates to the Funds and the level and quality of these services, and in particular, they considered the quality of the personnel providing these services noting that they were of a high caliber.

In connection with these matters, the Board took notice of the fact that the Funds’ investment advisory fees are not subject to breakpoints on increased assets in the Funds. The Board also took note of the fact that there is no uniform set of guidelines within the mutual fund

FAM Funds (Unaudited)

industry with respect to the application of breakpoints on fund assets, and they concluded that they will continue to evaluate the potential for the application of breakpoints in the future to the extent that assets in the Funds increase, at which time a determination can be made as to the potential appropriateness of implementing breakpoints. The Board also observed that the Advisor has been willing to implement and maintain the effectiveness of the Expense Limitation Agreement for the Funds which is intended to limit the total overall operating expenses of the Funds.

In connection with the Board’s consideration of the approval of the continuation of the Business Management Agreement with the Advisor, the Board determined that the fees payable to the Advisor for the business management services provided by the Advisor were reasonable and that the business management services continued to be of a level and quality at least equal to the same or similar services that could be provided by independent third parties based upon the nature and quality of the services that are provided to the Funds by the Advisor for business management services. With respect to its review of matters in connection with the continuation of the Business Management Agreement, the Board took into consideration the fact that the Advisor has retained the services of Ultimus Fund Solutions, LLC (“Ultimus”), an independent third-party service provider to provide certain of the services that the Advisor is contractually obligated to provide to, or procure for, the Funds under the terms of the Business Management Agreement, and the Board reviewed the terms of the fee arrangements entered into between the Advisor and Ultimus for these purposes and the nature and extent of the business management services that are being provided to the Funds in accordance with these arrangements.

The Board also considered that the Funds now receive fund accounting services from the Advisor (which services had previously been provided by FAM Shareholder Services, Inc. (“FSS”), an affiliate of the Advisor), and the Board reviewed the fees that are payable to the Advisor under the terms of the Fund Accounting Services Agreements entered into between the Advisor and the Funds and the Board determined that the fees payable to the Advisor for the fund accounting services provided by the Advisor were reasonable and that the fund accounting services continued to be of a level and quality at least equal to the same or similar services that could be provided by independent third parties based upon the nature and quality of the services that are provided to the Funds by the Advisor for fund accounting services. With respect to its review of matters in connection with the continuation of the Fund Accounting Agreements, the Board took into consideration the fact that the Advisor has retained the services of Ultimus to also provide certain of the services that the Advisor is contractually obligated to provide to, or procure for, the Funds under the terms of the Fund Accounting Agreements, and the Board reviewed the terms of the fee arrangements entered into between the Advisor and Ultimus for these purposes and the nature and extent of the fund accounting services that are being provided to the Funds in accordance with these arrangements.

FAM Funds (Unaudited)

The Board also considered that the Funds receive shareholder account services from the Advisor’s affiliate FSS, and the Board reviewed the fees that are payable to FSS under the contractual arrangements between FSS and the Funds and the Board determined that the fees continue to be reasonable and that the shareholder account services continued to be of a level and quality at least equal to the same or similar services that could be provided by independent third parties based upon the nature and quality of the services that are provided to the Funds by FSS for shareholder account services. The Board also considered the fees that are payable to FSS by each Fund under the Shareholder Services Agreements entered into between the Funds and FSS.

The Board also considered that the Funds are distributed by an affiliate of the Advisor, Fenimore Securities, Inc., (“FSI”), and the Board reviewed the distribution-related services provided by FSI and they determined that the distribution services provided by FSI are useful and beneficial to the ongoing operations of the Funds. In connection with their consideration of the services provided to the Funds by FSI, the Board took into consideration that FSI does not receive any revenue or compensation from the Funds for the services that it provides to the Funds, and the Board further considered that the Advisor supports the ongoing operations of FSI from its own financial resources.

The Board also reviewed financial information concerning the Advisor and its affiliates relating to the operation of the Funds, noting the overall profitability of the relationship with the Funds to the Advisor and the financial soundness of the Advisor and its affiliates as demonstrated by the financial information provided. The Board also took note of the fact that the Advisor has previously used revenue sharing payments from its own financial resources to pay for all of the distribution-related costs incurred in connection with the marketing and sale of the Funds’ shares because the Funds are not subject to a Rule 12b-1 plan of distribution, and they further took note of the fact that the Advisor has continued its practice of using revenue sharing payments from its own financial resources to make payments to those financial intermediaries that provide certain types of distribution-related services to shareholders of each class of shares of the Funds. The members of the Board considered the profitability of the Advisor both before and after the impact of the marketing and distribution-related expenses that the Advisor incurs out of its own resources in connection with its management of the Funds.

The Board reviewed the Advisor’s brokerage practices and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. In connection with this review, the Board considered the fact that while the Advisor does not have any express arrangements in place with respect to “soft dollar” arrangements with brokers or other similar parties relating to the direct use of Fund brokerage commissions to obtain research or execution services, the Advisor does receive research services from certain broker-dealers with which it executes securities transactions on behalf of the Funds which is done in a manner that is consistent with the provisions of Section 28(e) of the Securities Exchange Act of 1934. With respect to the Advisor’s brokerage practices, the

FAM Funds (Unaudited)

Board also took into consideration the fact that the Advisor has maintained low portfolio turnover rates for the Funds that are substantially lower than industry averages for equity-type funds, which the Board determined is beneficial to shareholders due to the reduced brokerage expenses that are attributable to low portfolio turnover rates.

The Board also considered information regarding the fees that the Advisor charges other clients, including privately managed accounts and a privately offered investment fund, for investment advisory services that are similar to the advisory services provided to the Funds and noted that the Funds’ fees were reasonable when compared to the relevant circumstances of the types of accounts involved and the services provided and the different types of additional services that are required in connection with the management of regulated investment companies such as the Funds.

In connection with the Board’s consideration of the ways in which economies of scale are reflected with respect to the Advisory Agreements, the Board took note of the fact that the Advisor had agreed to continue the use of an Expense Limitation Agreement with respect to each Fund which provides for a limit on the total operating expenses of each Fund and each class of shares of each Fund through May 1, 2019. With respect to the Board’s approval of the continuation of the Expense Limitation Agreement between the Funds and the Advisor, the Board took into consideration that pursuant to the terms of the Expense Limitation Agreement, the Advisor may seek recoupment of fees and expenses that it had previously waived or reimbursed under certain circumstances provided that such recoupment does not result in a Fund incurring total operating expenses that are in excess of the amounts provided under the terms of the Expense Limitation Agreement with respect to each class of shares of the Funds.

In reaching their conclusion with respect to the approval of the continuation of the Advisory Agreements, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall favorable investment performance of each of the Value Fund and the Equity-Income Fund, and the performance of the Small Cap Fund since its inception, as well as the commitment of the Advisor to the successful operation of each of the Funds, and the level of expenses of the Funds, in addition to the Advisor’s willingness to enter into a contractual Expense Limitation Agreement in order to limit the overall operating expenses of each of the Funds and each class of shares of the Funds, as being important elements of their consideration. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, the Board of Trustees, including all of the Independent Trustees, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable and the Board voted to approve the continuation of the Advisory Agreements for a one-year period, subject to the applicable limitations on the total operating expenses of the Funds, as considered and approved at the meeting.

FAM Funds — Information About Trustees and Officers (Unaudited)

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set forth below.

The Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund at 1-800-932-3271.

Independent Trustees**

Name, Address, and Age	Position(s) Held With Fund and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Fred "Chico” Lager 384 North Grand St. Cobleskill, NY 12043 Age: 63	Trustee since 1996	Business Consultant; Retired President and Chief Executive Officer of Ben & Jerry’s Homemade, Inc.	3	None
John J. McCormack, Jr. 384 North Grand St. Cobleskill, NY 12043 Age: 73	Trustee since 2004; Chairman since 2007	Retired Group President, TIAA-Cref Enterprises	3	None
Barbara V. Weidlich 384 North Grand St. Cobleskill, NY 12043 Age: 73	Trustee since 2004	Retired President, National Investment Company Service Association	3	None
Kevin J. McCoy, CPA 384 North Grand St. Cobleskill, NY 12043 Age: 65	Trustee since 2007	Principal, Marvin and Company, P.C., certified public accounting firm	3	None
Paul A. Keller, CPA 384 North Grand St. Cobleskill, NY 12043 Age: 63	Trustee since 2010	Business Consultant; Retired Assurance Partner, PricewaterhouseCoopers, LLP Investment Management Services Group	3	Pacific Select Funds and the Pacific Funds
Donald J. Boteler 384 North Grand St. Cobleskill, NY 12043 Age: 69	Trustee since 2012	Retired Vice President of Operations & Continuing Education, Investment Company Institute	3	Parnasus Funds and Parnasus Income Funds

FAM Funds — Information About Trustees and Officers (Unaudited)

Interested Trustee and Officers

Name, Address, and Age	Position(s) Held With Fund and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee
Thomas 0. Putnam*** 384 North Grand St Cobleskill, NY 12043 Age: 73	President since 1986; Chairman from 1986- November 2004	Chairman, Fenimore Asset Management, Inc.	3	None
Officers
Michael F. Balboa 384 North Grand St. Cobleskill, NY 12043 Age: 34	Secretary and Treasurer since May 2016	February 2016 to Present Chief Financial Officer, Fenimore Asset Management, Inc. Prior to February 2016 Senior Manager - Ernst & Young, LLP	N/A	N/A
Brian Lutes 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Age: 42	Assistant Treasurer since November 2017	Vice President, Mutual Fund Controller of Fund Accounting of Ultimus Fund Solutions, LLC	N/A	N/A
Maggie Bull 2 Easton Oval, Suite 300 Columbus, OH 43219 Age: 52	Assistant Secretary since November 2017

Senior Attorney, Ultimus Fund Solutions, LLC (since June 2017); Legal Counsel, Meeder Investment Management, (January 2011 to September 2016); Chief Compliance Officer, Meeder Funds (March 2011 to September 2016)

			N/A	N/A

FAM Funds — Information About Trustees and Officers (Unaudited)

Name, Address, and Age	Position(s) Held With Fund and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Brandon R. Kipp 2 Easton Oval, Suite 300 Columbus, OH 43219 Age: 34	Chief Compliance Officer since October 2017

Senior Fund Compliance Officer, Ultimus Fund Solutions, LLC (since July 2017); Assistant Vice President and Compliance Manager, UMB Fund Services, Inc. (March 2014 to July 2017); Officer and Lead Fund Administrator, UMB Fund Services, Inc. (May 2012 to March 2014).

			N/A	N/A

†	Trustees serve until their successors are elected and qualified, or until the Trustee dies, resigns or is removed, or becomes incapacitated.
*	“Fund Complex” includes the three series of the Trust, FAM Value Fund, FAM Equity-Income Fund and FAM Small Cap Fund.
**	The “Independent Trustees” are those Trustees that are not considered “interested persons” of the Trust, as that term is defined in the 1940 Act.
***	Mr. Putnam, by virtue of his employment with Fenimore Asset Management, Inc., the Trust’s investment advisor, is considered an “interested person” of the Trust.

FAM Funds — Expense Data (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees, shareholder servicing fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (July 1, 2017) and held until the end of the period (December 31, 2017).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual Expenses

The first line for each Fund in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical example of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

FAM Funds — Expense Data (Unaudited) continued

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Net Expense Ratio	Expenses Paid During Period *

FAM Value Fund - Investor Shares: Actual Return	$1,000.00	$1,110.30	1.18%	$6.28
Hypothetical 5% Return	$1,000.00	$1,019.26	1.18%	$6.01

FAM Value Fund - Institutional Shares: Actual Return	$1,000.00	$1,111.10	0.99%	$5.27
Hypothetical 5% Return	$1,000.00	$1,020.21	0.99%	$5.04

FAM Equity-Income Fund - Investor Shares: Actual Return	$1,000.00	$1,076.50	1.26%	$6.59
Hypothetical 5% Return	$1,000.00	$1,018.85	1.26%	$6.41

FAM Small Cap Fund - Investor Shares: Actual Return	$1,000.00	$1,042.60	1.30%	$6.69
Hypothetical 5% Return	$1,000.00	$1,018.65	1.30%	$6.61

FAM Small Cap Fund - Institutional Shares: Actual Return	$1,000.00	$1,043.10	1.16%	$5.97
Hypothetical 5% Return	$1,000.00	$1,019.36	1.16%	$5.90

*

Expenses are calculated using the Funds’ annualized net expense ratios, which represent net expenses as a percentage of average daily net assets for the one-half year period ended December 31, 2017. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent one-half year period (184); and then dividing that result by the number of days in the current fiscal year (365).

FAM Funds — Supplemental Information (Unaudited)

Statement Regarding Availability of Proxy Voting Policies and Procedures.

Please note that a description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; (ii) and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Statement Regarding Availability of Proxy Voting Record.

Please note that information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; or on the FAM Funds’ Website at http://famfunds.com (ii) and on the Securities and Exchange Commission’s website at http://www.sec.gov.

SPECIAL 2017 TAX INFORMATION FOR FAM FUNDS

This information for the fiscal year ended December 31, 2017, is included pursuant to provisions of the Internal Revenue Code.

The Value Fund distributed $60,952,499, or the maximum amount available, as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The Small Cap Fund distributed $3,456,134, or the maximum amount available, as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For Equity-Income Fund taxable non-corporate shareholders, 100.0% of the Fund’s income represents qualified dividend income subject to the 20% rate category.

For Equity-Income Fund corporate shareholders, 100.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction

For Small Cap Fund taxable non-corporate shareholders, 100.0% of the Fund’s income represents qualified dividend income subject to the 20% rate category.

For Small Cap Fund corporate shareholders, 100.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction

Investment Advisor

Fenimore Asset

Management, Inc.

Cobleskill, NY

Custodian

U.S. Bank, N.A.

Cincinnati, OH

Independent Registered
Public Accounting Firm

BBD, LLP

Philadelphia, PA

Trustees

Donald J. Boteler

Paul Keller, CPA

Fred “Chico” Lager

John J. McCormack, Jr.,
Independent Chairman

Kevin J. McCoy, CPA

Thomas O. Putnam

Barbara V. Weidlich

Legal Counsel

Dechert LLP

Washington, DC

Shareholder Servicing Agent

FAM Shareholder Services, Inc.

Cobleskill, NY

Distributor

Fenimore Securities, Inc.

Cobleskill, NY

384 North Grand Street

PO Box 399

Cobleskill, New York

12043-0399

(800) 932-3271

www.famfunds.com

384 North Grand Street

PO Box 399

Cobleskill, NY 12043

800.932.3271 / famfunds.com

Distributed by Fenimore Securities, Inc. Member FINRA/SIPC

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. The Registrant has undertaken in this report filed on Form N-CSR to provide to any person without charge, upon request by calling 1-(800) 932-3271, a copy of such code of ethics. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Fred Lager, Paul A. Keller, Donald J. Boteler and Kevin J. McCoy are each an "audit committee financial expert" and are "independent", as these terms are defined in this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $88,500 and $88,500 with respect to the registrant’s fiscal years ended December 31, 2017 and December 31, 2016, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $12,500 and $12,500 with respect to the registrant’s fiscal years ended December 31, 2017 and December 31, 2016, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	All services to be performed for the Registrant by BBD, LLP must be pre-approved by the audit committee. With respect to the fiscal years ended December 31, 2017 and December 31, 2016, all services performed were pre-approved by the committee.

(e)(2)	100 percent of any fees for services described in each of paragraphs (b) through (d) of this item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	With respect to the fiscal years ended December 31, 2017 and December 31, 2016, aggregate non-audit fees of $12,500 and $12,500, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. With respect to the fiscal years ended December 31, 2017 and December 31, 2016, aggregate non-audit fees of $8,200 and $6,500, respectively, were billed by the registrant’s accountant for professional services rendered to the registrant’s affiliated broker-dealer. With respect to the fiscal years ended December 31, 2017 and December 31, 2016, aggregate non-audit fees of $18,000 and $18,000, respectively, were billed by the registrant’s accountant for professional services rendered to the registrant’s affiliated Private Offering-Limited Liability Company.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	See Schedule I (Investments in securities of unaffiliated issuers)

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants. Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics
Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Fenimore Asset Management Trust

By (Signature and Title)*		/s/ Thomas O. Putnam
Thomas O. Putnam, President

Date	March 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Thomas O. Putnam
Thomas O. Putnam, President

Date	March 6, 2018

By (Signature and Title)*		/s/ Michael F. Balboa
Michael F. Balboa, Treasurer

Date	March 6, 2018

*	Print the name and title of each signing officer under his or her signature.